UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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MEDGENICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MEDGENICS, INC.

555 California Street, Suite 365

San Francisco, California 94104

___________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 30, 2013

 ___________________

TO THE STOCKHOLDERS:

Notice is hereby given that the 2013 annual meeting of stockholders of Medgenics, Inc. will be held on Tuesday, April 30, 2013 at 10:00 a.m. local time at the offices of Duane Morris LLP located at 1540 Broadway, New York, New York 10036, United States for the following purposes as more fully described in the accompanying proxy statement:

1.	To elect eight (8) persons to serve on our Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To approve an amendment to the Medgenics, Inc. Stock Incentive Plan to increase the number of shares reserved for issuance thereunder;

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers;

4.	To indicate, on a non-binding advisory basis, the preferred frequency of future executive compensation advisory votes;

5.	To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

6.	To transact such other proper business as may come before the meeting and any adjournment or postponement of the meeting.

Stockholders of record at the close of business on March 19, 2013 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal executive offices at 555 California Street, Suite 365, San Francisco, California, United States.

Phyllis K. Bellin

Corporate Secretary

San Francisco, California

April 2, 2013

IMPORTANT: Please vote your shares to assure that your shares are represented at the meeting. You may vote in any of the ways described on the proxy card included in the accompanying materials. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important notice regarding the availability of proxy materials for the

Annual Meeting of Stockholders to be held on April 30, 2013

Our Proxy Statement and Annual Report to Stockholders are available at
http://www.medgenics.com

MEDGENICS, INC.

555 California Street, Suite 365

San Francisco, California 94104

____________

PROXY STATEMENT

____________

This proxy statement and the enclosed proxy card are being mailed to stockholders on or about April 2, 2013 and are furnished in connection with the solicitation of proxies by the Board of Directors of Medgenics, Inc. for use at the annual meeting of stockholders of Medgenics to be held on Tuesday, April 30, 2013 at 10:00 a.m. local time at the offices of Duane Morris LLP located at 1540 Broadway, New York, New York 10036, United States, and at any adjournments or postponements thereof. The proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are also available on the Internet at http://www.medgenics.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to vote at the meeting?

If our records show that you were a holder of our common stock at the close of business on March 19, 2013, which is referred to in this proxy statement as the “record date,” you are entitled to receive notice of the meeting and to vote the shares of common stock that you held on the record date even if you sell such shares after the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon. Stockholders do not have the right to cumulate votes in the election of directors. Unexercised warrants and options do not entitle their holders to vote at the meeting.

What is the purpose of the meeting?

At the annual meeting, you will be asked:

•	to vote upon the election of eight directors;

•	to approve an amendment to our Stock Incentive Plan increasing the number of shares of our common stock available under the plan from 2,478,571 shares to 4,178,571 shares;

•	to approve, on a non-binding advisory basis, the compensation of our named executive officers (commonly referred to as “say-on-pay”);

•	to indicate, on a non-binding advisory basis, the preferred frequency of future executive compensation advisory votes;

•	to ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

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•	to transact such other proper business as may come before the meeting and any adjournments or postponements thereof.

What constitutes a quorum?

The presence, in person or by proxy, of holders of record of at least one third of the votes represented by our issued and outstanding stock entitled to vote at this meeting is necessary to constitute a quorum for the transaction of business at the meeting. As of the record date, there were 17,997,808 shares of common stock outstanding and entitled to vote at the meeting. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

What vote is needed to approve each proposal?

Assuming a quorum is present, directors will be elected by a plurality of all of the votes cast at the meeting. Furthermore, assuming a quorum is present, the approval of the amendment to our Stock Incentive Plan, the approval, on a non-binding advisory basis, of the compensation of our named executive officers, and the ratification of the appointment of our independent registered public accounting firm requires the approval of a majority of the votes cast at the meeting. Additionally, assuming a quorum is present, the approval, on a non-binding advisory basis, of the Board’s proposed frequency of the inclusion of an advisory vote on executive compensation in future proxy materials (i.e. every three years) requires that such alternative receive the affirmative vote of the highest number of votes cast at the meeting. Any other matters properly presented at the meeting for stockholder approval will require the approval of a majority of the votes cast at the meeting, unless more than a majority of the votes cast is required to approve such other matters under Delaware law. We will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. Abstentions do not constitute a vote “for” or “against,” will not be counted as “votes cast” and will have no effect on proposals brought before the meeting. Therefore, abstentions will have no effect on any of the proposals, assuming a quorum is present. Broker “non-votes,” or proxies from brokers or nominees indicating that such broker or nominee has not received instructions from the beneficial owner or other entity entitled to vote such shares on a particular matter with respect to which such broker or nominee does not have discretionary voting power, such as the election of directors, the approval of the amendment to our Stock Incentive Plan (as discussed further below), the approval, on a non-binding advisory basis, of the compensation of our named executive officers and the non-binding advisory vote on the preferred frequency of the inclusion of the advisory vote on executive compensation in future proxy materials, will be treated in the same manner as abstentions for purposes of the annual meeting. None of the proposals, if approved, entitle stockholders to appraisal rights under Delaware law or our charter.

Can I revoke my vote after I submit my proxy card?

If you cast a vote by proxy, you may revoke it by:

•	filing a written notice revoking the proxy with our Corporate Secretary at our address;

•	properly signing and forwarding to us at our address a proxy with a later date; or

•	appearing in person and voting by ballot at the meeting.

If you wish to revoke your proxy by filing a written notice with our Corporate Secretary, we must receive your written notice no later than 72 hours before the beginning of the annual meeting. If you attend the meeting, you may vote in person whether or not you have previously given a proxy, but your presence (without further action) at the meeting will not constitute revocation of a previously given proxy. If you hold your shares through a bank, broker or other nominee holder, only they can revoke your proxy on your behalf.

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How do I vote?

Voting in Person at the Meeting. If you are a registered stockholder and attend the annual meeting, you may vote in person at the meeting. If your shares of common stock are held in “street” name or by a nominee and you wish to vote in person at the meeting, you will need to obtain a “legal proxy” or letter of representation from the broker, bank or other nominee that holds your shares of common stock of record.

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of common stock in your own name as a holder of record with our transfer agent, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares of common stock in one of the following ways:

•	By Mail. If you would like to authorize a proxy to vote your shares by mail, then please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

•	By Internet. You may also have the option to authorize a proxy to vote your shares by the Internet. If this option is available to you, the website for Internet proxy authorization will be printed on your proxy card. Internet proxy authorization is available 24 hours each day until 12:00 a.m., Eastern Time, on April 30, 2013. You will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU AUTHORIZE A PROXY VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

Voting by Proxy for Shares Registered in “Street” or Nominee Name. If your shares of common stock are held in “street” name or by a nominee, you must follow the voting instructions provided to you by your broker, bank or other nominee holder in order to have your shares of common stock voted on all items. Only your broker, bank or other nominee holder can vote your shares. Without your instructions, your broker is permitted to use its own discretion and vote your shares on certain routine matters (such as the ratification of our independent registered public accounting firm) but is not permitted to use discretion and vote your shares on non-routine matters (such as the election of directors, the approval of the amendment to the Stock Incentive Plan, the approval, on a non-binding advisory basis, of the compensation of our named executive officers or the non-binding advisory vote on the preferred frequency of the inclusion of the advisory vote on executive compensation in future proxy materials).

Voting by Proxy for Shares Represented by Depository Interests. If you hold interests in shares of common stock through depository interests in CREST outside of the United States, you may instruct Capita IRG Trustees Limited how to vote your interests in one of the following ways:

•	By Mail. If you would like to authorize Capita IRG Trustees Limited to vote your interests by mail, then please mark, sign and date the enclosed form of direction and return it promptly in the postage-paid envelope provided.

•	Electronic Voting. Depository interests may also be voted through the CREST Proxy Voting Service in accordance with the procedures set out in the CREST manual. IF YOU AUTHORIZE A PROXY VIA THE CREST PROXY VOTING SERVICE, YOU DO NOT NEED TO RETURN YOUR FORM OF DIRECTION.

Please see the enclosed proxy card or form of direction for further instructions on how to submit your vote.

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How is my vote counted?

If you properly execute a proxy in the accompanying form, and we receive it prior to voting at the meeting, or if you authorize your proxy to vote your shares electronically through the Internet, the shares of stock that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, the common stock will be voted “for” the election of the nominees for directors listed in Proposal 1, “for” the approval of the amendment to our Stock Incentive Plan described in Proposal 2, “for” the approval, on a non-binding advisory basis, of the compensation of our named executive officers (Proposal 3), “every three years” with respect to the non-binding advisory vote on the preferred frequency of the inclusion of the advisory vote on executive compensation in future proxy materials (Proposal 4), “for” ratification of our Audit Committee’s selection of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal 5), and as recommended by our Board of Directors with regard to all other matters in its discretion.

What happens if additional matters are presented at the annual meeting?

Other than the five items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees proposed in this proxy statement to serve on our Board of Directors is unable to serve or for good cause will not serve, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

How are proxies solicited and who paid for this proxy solicitation?

Solicitation of proxies will be primarily by mail. However, our directors and officers also may solicit proxies by email, telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by us. Arrangements may be made with brokering houses and other custodians, nominees and fiduciaries to forward soliciting materials, at our expense, to the beneficial owners of shares held of record by such persons.

What are the requirements for presenting stockholder proposals and director nominations?

Any stockholder proposal to be considered for inclusion in our proxy statement and form of proxy for the annual meeting of stockholders to be held in 2014 must be received by our Corporate Secretary at our principal executive offices at Medgenics, Inc., 555 California Street, Suite 365, San Francisco, California 94104, by December 3, 2013, unless the date of our 2014 annual meeting is more than 30 days before or after the one-year anniversary date of our 2013 annual meeting. In addition, our bylaws provide that in order for director nominations or stockholder proposals to be properly brought before the meeting, the stockholder must have delivered timely notice to our Corporate Secretary at our principal executive offices at the address listed above. To be timely, notice satisfying the requirements of our bylaws must be delivered not earlier than 150 days nor later than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting (or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the notice must be delivered no earlier than 150 days prior to the date of such annual meeting nor after the later of 120 days prior to such annual meeting or 10 days following the date such meeting is first publicly announced). Accordingly, unless the date of our 2014 annual meeting is more than 30 days before or after the one-year anniversary date of our 2013 annual meeting, we must receive notice of any proposals for consideration at the 2014 annual meeting of stockholders no earlier than November 3, 2013 and no later than December 3, 2013. In addition, the form of proxy that our Board of Directors will solicit in connection with our 2014 annual meeting of stockholders will confer discretionary authority to vote on any proposal received after December 3, 2013.

If the date of our 2014 annual meeting is more than 30 days before or after the one-year anniversary date of our 2013 annual meeting, we will disclose the new deadlines under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders.

Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, if applicable, and any applicable requirements of our bylaws and Delaware law. For additional information on how stockholders can recommend candidates to our Board of Directors, see “Board Committees – Nominating and Corporate Governance Committee – Process for Recommending Candidates to our Board of Directors” below.

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What other information should I review before voting?

For your review, our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which includes financial statements for the fiscal year ended December 31, 2012, is being mailed to you concurrently with the mailing of this proxy statement. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, however, is not part of the proxy solicitation material. You may also obtain, free of charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 on our website at http://www.medgenics.com. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the Securities and Exchange Commission, which we sometimes refer to as the SEC.

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PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

At the annual meeting, all eight of our directors are to be elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. Following the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated all current directors for re-election at the annual meeting. In making its recommendations, the Nominating and Corporate Governance Committee considered a number of factors, including its criteria for Board membership, which included the minimum qualifications that must be possessed by a director candidate in order to be nominated for a position on our Board. Our Board of Directors anticipates that, if elected, the nominees will serve as directors. However, if any person nominated by our Board of Directors is unable to serve or for good cause will not serve, the proxies will be voted for the election of such other person as our Board of Directors may recommend.

Vote Required

Assuming a quorum is present, directors will be elected by a plurality of the votes cast at the annual meeting. Votes may be cast for or withheld from each nominee. Votes cast for the nominees will count as “yes” votes; votes that are withheld from the nominees will not be voted with respect to the director or directors indicated, but they will be counted when determining whether there is a quorum present. In the absence of your voting instructions, your broker may not vote your shares in its discretion with respect to the election of directors.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED IN THIS PROPOSAL 1. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

Information Regarding the Nominees and Executive Officers

The following biographical descriptions set forth certain information with respect to the nominees for election as directors at the annual meeting, all of whom currently serve as our directors, and the executive officers who are not directors, based on information furnished to us by each nominee and executive officer as of February 2013 and in the case of Mr. Grano, a nominee, March 2013. Each executive officer is elected annually by our Board of Directors at the first meeting after each annual meeting of stockholders and holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Sol J. Barer, Ph.D., Chairman of the Board of Directors

Dr. Barer, 65, has been our Chairman of the Board since July 2012. He spent most of his professional career with Celgene Corporation, one of the largest, global biopharmaceutical companies. He was Chairman of Celgene from January 2011 until June 2011, Executive Chairman from June 2010 until January 2011 and Chairman and Chief Executive Officer from May 2006 until June 2010. Previously, he was appointed President in 1993 and Chief Operating Officer in 1994 before assuming the CEO position. He also served as Senior Vice President, Science and Technology, and Vice President/General Manager, Chiral Products, from October 1990 to October 1993, and Vice President, Technology, from September 1987 to October 1990. Dr. Barer also is currently a consultant to Celgene on strategic matters and research and development. Dr. Barer received a Ph.D. in organic chemistry from Rutgers University. Dr. Barer serves as Chairman of the Board of Cerecor, Inc., a biopharmaceutical company focused on the discovery, development and commercialization of prescription pharmaceuticals whose primary activity is in the human nervous system; Chairman of the Board of ContraFect Corporation, a biotechnology company pioneering the use of Lysins and Monoclonal Antibodies to treat life-threatening infectious diseases; Chairman of the Board of Edge Therapeutics, Inc., a biopharmaceutical company that uses its microparticle technology platform to deliver drugs to the brain to prevent complications of subarachnoid hemorrhage, subdural hematoma and intracerebral hemorrhage; and Chairman of the Board of InspireMD, Inc., a medical device company focusing on the development and commercialization of a proprietary stent system technology. He also is on the Board of Directors of Aegerion Pharmaceuticals, Inc. (NASDAQ: AEGR), a biopharmaceutical company dedicated to the development and commercialization of innovative therapies for patients with rare diseases, and Amicus Therapeutics, Inc. (NASDAQ: FOLD), a biopharmaceutical company developing therapies for rare and orphan diseases. He also served as Chair of the Board of Trustees of BioNJ (2010 – 2012), is on the Board of Trustees of Rutgers — The State University of New Jersey (until 2013) and was Chairman of the University of Medicine and Dentistry of New Jersey Governor’s Advisory Committee. Dr. Barer previously served as Commissioner of the New Jersey Commission on Science and Technology.

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We believe that Dr. Barer’s significant executive experience at Celgene Corporation and his leadership roles in other organizations, together with his vast medical background, makes him particularly well-suited to be our Chairman of the Board.

Eugene Andrew Bauer, M.D., Director

Dr. Bauer, 70, has been a member of our Board since March 2001. He served as Chairman of the Board from July 2005 through June 2012 and as Executive Chairman of the Board from October 2010 through June 2012. He is a Lucy Becker Emeritus Professor in the School of Medicine at Stanford University. Dr. Bauer served as dean of the Stanford University School of Medicine from 1995 – 2001 and as chair of the Department of Dermatology at the Stanford University School of Medicine from 1988 – 1995. He currently serves as a director of privately held Dr. Tattoff, Inc. He was a co-founder and emeritus member of the Board of Directors of Connetics Corporation, a publicly traded, dermatology-focused therapeutics company which was acquired by Steifel Laboratories and sold to GlaxoSmithKline, Inc. He also served as a director of Protalex, Inc., Peplin Biotech, Ltd., PetDRx, Inc. and Modigene Inc. (now PROLOR Biotech). Dr. Bauer was a U.S. National Institute of Health (NIH)-funded investigator for 25 years and has served on review groups for the NIH. Dr. Bauer has been elected to several societies including the Institute of Medicine of the National Academy of Sciences. He received an M.D. from Northwestern University.

Dr. Bauer’s extensive experience managing biopharmaceutical and life science companies, together with his vast medical background, makes him particularly well-suited to be a member of the Board.

Andrew Leonard Pearlman, Ph.D., Chief Executive Officer, President and Director

Dr. Pearlman, 62, was appointed to our Board on February 1, 2000 and is the founder and Chief Executive Officer of our company. Dr. Pearlman has over 25 years’ experience founding and managing biotechnology and medical device companies, as well as inventing and developing biomedical technology. Dr. Pearlman led our company through its initial offering of common stock in the United Kingdom and related listing of common stock on the AIM Market, operated by the London Stock Exchange, in December 2007 and the initial public offering of our securities in the United States and related listing on the NYSE MKT in April 2011. Prior to founding our company, Dr. Pearlman founded and served as CEO and chief scientist for TransScan Research & Development Co., Limited, under whose leadership the company’s product, the T-scan 2000 breast impedance scanner, was the first new medical imaging method for cancer detection to receive FDA pre-market approval in over 20 years. He has also founded or co-founded several other companies in the fields of diagnosis and patient monitoring. Dr. Pearlman holds a Ph.D. in biophysics from the University of California, Berkley, where he completed his doctoral thesis under Nobel Laureates — Professors Melvin Calvin and Donald Glaser.

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As the founder of our company, Dr. Pearlman has the greatest history and familiarity with our technology. We believe this history, combined with his experience inventing and developing biomedical technology, makes him uniquely qualified to serve as a member of our Board.

Joel Stephen Kanter, Director

Mr. Kanter, 56, has been a member of our Board since August 2000. Since 1986 he has served as president of Windy City, Inc., a privately held investment company specializing in early stage venture capital. Mr. Kanter serves on the Board of Directors of several public companies, including Magna-Lab Inc., formerly involved in the development of a cardiac MRI device; WaferGen Bio-systems, Inc., which develops, manufactures and sells systems for gene expression and genotyping; and Dr. Tattoff, Inc., which is seeking to become the first national chain of clinics run by dermatologists to offer professionally supervised laser tattoo removal. Mr. Kanter is also on the board of a number of private concerns involved in the medical and pharmaceutical arenas, providing business expertise to seed stage companies and projects, including 20/20 GeneSystems, Inc., which is developing early detection diagnostic systems that are designed to detect lung and kidney cancer at much earlier stages than are presently possible, and First Wave Technologies, which has developed and sells a product called the Pillcrusher to assist hospital and nursing home patients who have difficulty swallowing to take their medications, and which has developed a new respirator product for use in hospital emergency rooms and surgical suites that is presently pending FDA 510(k) review. He is a trustee and past president of the board of trustees of The Langley School in McLean, Virginia, and a trustee of Union Institute & University. Mr. Kanter is also the current board chair of the Black Student Fund and a vice-chair of the Kennedy Center’s National Committee on the Performing Arts. Mr. Kanter received a B.A. in Political Science and a B.S. in Psychology from Tulane University.

Mr. Kanter has been involved with our company since its inception and has broad experience with other companies in the life sciences and biotechnology industries as an investor and director. We believe this highly qualifies him as a member of our Board.

Stephen Devon McMurray, M.D., Director

Dr. McMurray, 65, was appointed to our Board in December 2005. Dr. McMurray is Vice President, Clinical Integrated Care Management Services for Village Health, a subsidiary of Davita Inc. Dr. McMurray was one of the founders of Renal Care Group, Inc., a company that provided chronic dialysis services. He served on the Board of Renal Care Group until its $3.5 billion acquisition by Fresenius in March 2006. He is a past member of the Renal Physicians Association Board and has authored a myriad of articles on renal-related topics published in professional medical journals. Dr. McMurray is active in developing processes to improve patient care and outcomes. Dr. McMurray served as the medical director of the Fresenius Medical Care Health Plan from May 2006 to July 2010 and as Medical Director of Integrated Care for Fresenius Medical Care — North America from March 2006 to July 2010. Dr. McMurray received an M.D. from Indiana University Medical School in 1972, followed by medicine residency and nephrology fellowship at Indiana University Medical Center.

We believe that Dr. McMurray’s business experience and expertise as a medical doctor in the renal treatment arena, which is the focus of one of our primary product candidates, adds significant value to our Board.

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Alastair Clemow, Ph.D., Director

Dr. Clemow, 61, was appointed to our Board in August 2010. Dr. Clemow serves as President and Chief Executive Officer of Regentis Biomaterials, a private company developing an innovative material for cartilage repair. Previously he held the position of President and Chief Executive Officer in a number of companies that he helped found including Nexgen Spine, which developed an artificial spinal disc and which was acquired by K2M in 2011, Gelifex Inc., which developed an innovative spinal nucleus replacement implant and which was acquired by Synthes Spine in 2004, and Minimally Invasive Surgical Technologies, which developed a novel series of implants for minimally invasive total knee replacement and which was acquired by MAKO in 2005. From 2000 to 2004, Dr. Clemow served as Principal of Tanton Technologies, an organization that provided strategic and technical assessment of new medical device opportunities for large, mid-cap and early stage development companies. Prior to that, Dr. Clemow served in numerous positions with Johnson & Johnson from 1981 to 2000, including Vice President of Worldwide Business Development for Ethicon Endo-Surgery Inc., Vice President of New Business Development for Johnson & Johnson Professional Inc. and Director of Research and Development of Johnson & Johnson Orthopedics. In those capacities, Dr. Clemow was responsible for acquiring or developing what today represents billions of dollars of Johnson & Johnson revenue. Dr. Clemow serves or has served on the boards of numerous private and public companies, including BioMedical Enterprises, Inc. (since 2003), Kinetic Muscles Inc. (from 2007 to 2012), Vyteris Inc. (from 2011 to 2012), Regentis Ltd. (since 2011), HydroCision, Inc. (from 2005 to 2010), Echo Healthcare Inc. (from 2006 to 2009), Modigene Inc. (now PROLOR Biotech) (from 2006 to 2009) and Encore Medical (from 2002 to 2007). Dr. Clemow is the holder of 12 U.S. patents and holds an M.B.A. in Finance from Columbia University and a Ph.D. in Metallurgy from University of Surrey, Guildford, United Kingdom.

With over 30 years of senior management experience within healthcare companies, including Johnson & Johnson, as well as a member of the boards of numerous public and private companies, we believe that Dr. Clemow is a valuable asset to our Board.

Isaac Blech, Director

Mr. Blech, 63, was appointed to our Board in June 2011. Prior to his election as a director, he had served as a member of our Strategic Advisory Board since February 2011. Mr. Blech is a renowned biotechnology entrepreneur and investor, who, over the past 32 years, has founded and served on the board of a number of companies which have produced major advances in a broad array of diseases, including the diagnosis of chlamydia, herpes, syphilis and HIV, and the treatment of cystic fibrosis, sexual dysfunction, multiple myeloma and brain cancer. The companies he established include Celgene Corporation, ICOS Corporation, Nova Pharmaceutical Corporation, Pathogenesis Corporation and Genetics Systems Corporation. Mr. Blech is a major shareholder and Director of ContraFect Corporation, a major shareholder and Vice Chairman of Cerecor, Inc., and major shareholder and Vice Chairman of Edge Therapeutics. He is also a major shareholder and Vice Chairman of Bill My Parents, Inc. as well as a major shareholder and Vice Chairman of Premier Alliance Group.

Mr. Blech’s broad experience as a founder, director and major investor in numerous biotechnology companies, combined with his past experience as a member of our Strategic Advisory Board, highly qualifies him as a member of our Board.

Joseph J. Grano, Jr., Director

Mr. Grano, 65, has been a member of our Board since March 2013. Since 2004, he has served as Chairman and CEO of Centurion Holdings LLC, a provider of advisory services to public and private clients on business strategy and capital markets access. From 2001 to 2004, he was Chairman and CEO of UBS Financial Services Inc. (formerly UBS PaineWebber), where he was instrumental in helping to bring about the merger of PaineWebber with UBS in 2000. Prior to joining PaineWebber he held various senior management positions at Merrill Lynch including Director of National Sales.

Mr. Grano is the former Chairman of the Board of Governors of the National Association of Securities Dealers (NASD), and a member of the NASD’s Executive Committee. He was appointed by President George W. Bush in 2002 to serve as the Chairman of the Homeland Security Advisory Council, a position he held until August 2005.

Mr. Grano was a captain in the U.S. Special Forces (Green Berets), and is a member of the Council for the United States and Italy, a member of the City University of New York's Business Leadership Council and a former member of the National Board of D.A.R.E. He holds honorary Doctor of Laws degrees from Pepperdine University and Babson College, as well as an honorary Doctor of Human Letters degree from Queens College. He previously served on the Board of Directors of the YMCA of Greater New York and of Lenox Hills Hospital in New York City.

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Mr. Grano’s extensive financial services experience, which is important for a growing company raising funds, highly qualifies him as a member of our Board.

Executive Officers who are not Directors

Clarence L. “Butch” Dellio, Chief Operating Officer

Mr. Dellio, 67, joined our company in July 2011. Prior to that, Mr. Dellio was a consultant to a variety of emerging biotechnology and medical technology companies, providing facilities, manufacturing, clinical and regulatory expertise to therapeutics and diagnostics companies. From 2004 to 2008, Mr. Dellio served as President and Chief Operating Officer of Neosil, Inc., a venture-backed dermatology company that subsequently merged with Peplin, Inc. Prior to his position with Neosil, he was Chief Operating Officer of XOMA Ltd., a publicly-held biotechnology company focused on peptides and monoclonal antibodies. Mr. Dellio was with XOMA from 1984 to 2004. Prior to being appointed the Chief Operating Officer of XOMA, he held a series of progressively responsible positions from Chief Financial Officer to Vice President Manufacturing to Senior Vice President Operations, where he led a staff of 70 in manufacturing, facilities, process development, quality audit/quality control, purchasing and information technology. Previously Mr. Dellio was Vice President Manufacturing/New Product Development Manager at Becton-Dickinson & Company, a global medical technology company. During his 11 years at Becton-Dickinson he held various positions in multiple divisions, including Director of Planning, Division Controller, Strategic Business Unit Controller and Cost/Staff Accountant. Mr. Dellio earned his B.S. in Accounting from Bentley College and served in the U.S. Air Force.

Marvin R. Garovoy, M.D., Chief Medical Officer

Dr. Garovoy, 69, has been our Chief Medical Officer since August 2012. Prior to that, Dr. Garovoy served as a clinical consultant from January 2012 through July 2012. For the past 16 years, Dr. Garovoy has been a biotechnology and pharmaceutical industry executive and consultant, having held a variety of positions at drug development companies working on biologics and small molecule drugs. Dr. Garovoy was the Consulting Senior Medical Director for Biomarin Pharmaceuticals Inc., a developer of biopharmaceuticals for serious diseases and medical conditions, from October 2010 through May 2012, the Consulting Head of Clinical Science at Peregrine Pharmaceuticals, Inc., a biopharmaceutical company focused on the treatment and diagnosis of cancer, from August 2009 through December 2010, the Consulting Chief Medical Officer at Arriva Pharmaceuticals, Inc., a biopharmaceutical company focused on development of anti-inflammatory therapies for treating respiratory diseases, from May 2008 through October 2009, and the Senior Vice President of Clinical Development at Hyperion Therapeutics, Inc., a biopharmaceutical company focused on the development and commercialization of novel therapeutics to treat disorders in the areas of orphan diseases and hepatology, from November 2006 through May 2008. Dr. Garovoy has led or been involved with clinical development and U.S. Food and Drug Administration (FDA) submissions and approvals at a number of biopharmaceutical companies. He was lead physician on the development of an anti-adhesion monoclonal antibody (Raptiva) in Phase I and Phase II clinical studies at XOMA Corporation and in collaboration with Genentech, Inc. on Phase III clinical studies to FDA approval. Dr. Garovoy received a B.S. from New York University and an M.D. from the State University of New York Downstate Medical Center, followed by an internal medicine residency at New York University School of Medicine and a fellowship in Immunology and Nephrology at Harvard Medical School - Brigham and Women's Hospital. Dr. Garovoy was an Assistant Professor of Medicine at Harvard Medical School and a Professor of Surgery, Medicine and Laboratory Medicine at University of California, San Francisco.

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Phyllis Bellin, Vice President – Administration, Corporate Secretary and Treasurer

Ms. Bellin, 63, joined our company in November 2005. Since December 2011, she has served as our Vice President – Administration, Corporate Secretary and Treasurer. Prior to that, she served as our Director of Finance and Administration, Treasurer and Corporate Secretary. She received an MBA in Finance and Accounting from Columbia University. Since 1980, Ms. Bellin has managed finance and administration for several early stage high-tech ventures in Israel. Most recently, prior to joining our company, she was a founder and vice president of Gintec Active Safety Limited and was responsible for finance and administration of its subsidiaries including RoadEye Limited. Ms. Bellin serves on the Board of Directors of the Misgav Economic Corporation and has served on the board of a number of private companies in Israel and the Netherlands.

Stephen Bellomo, Vice President of Product Development and Intellectual Property

Mr. Bellomo, 45, has over fifteen years of experience in management roles in medical device and biotech industries. He has served as our Vice President of Product Development and Intellectual Property since July 2011. Prior to that, he served as our Chief Operating Officer since December 2009. He also served as Chief Operating Officer of Medgenics Medical (Israel) Limited, or MMI, our Israeli wholly-owned subsidiary, from July 2011 to July 2012. Prior to rejoining us in March 2007 as Vice President Program Management and Product Development of MMI, he was the chief technology officer for Allium Medical, a urinary and gastrointestinal stent company, where he was responsible for all development and production activities. From March 2005 to July 2006, Mr. Bellomo was the Director of Special Projects for Glucon Medical, where he led the development of an automated glucose reader to support intensive insulin therapy in critical care applications. From January 2001 to August 2004, Mr. Bellomo was the Director of Device Development for our company. Prior to that, Mr. Bellomo held application development and marketing positions at Galil Medical, a cryosurgical device company. Mr. Bellomo received a Master of Science in Mechanical Engineering from the Technion Israel Institute of Technology, and a Bachelor of Engineering in Mechanical Engineering from The Cooper Union for the Advancement of Science and Art.

Director Independence

Our Board of Directors has determined that each of our directors, with the exception of Dr. Bauer and Dr. Pearlman, qualifies as “independent” under the listing standards of the NYSE MKT, federal securities laws and SEC rules with respect to members of boards of directors and members of all board committees on which such director serves. The Board determined that neither Dr. Bauer nor Dr. Pearlman is independent because Dr. Bauer receives compensation as a consultant to our company and Dr. Pearlman serves as an executive officer of our company.

Board Leadership Structure and Role in Risk Oversight

In accordance with our bylaws, our Board of Directors elects our President (who is our Chief Executive Officer) and may elect a Chairman of the Board, who serves as our Chief Executive Officer if there is no President. Each of these positions may be held by the same or separate persons.  Our Board has not adopted a policy as to whether the role of the President and Chairman of the Board should be separate. However, these positions are currently held by separate persons. We believe that separating these positions better allows our President to focus on our day-to-day business, while allowing the Chairman to lead our Board in providing advice to and oversight of management and to establish the agenda and preside at meetings of our stockholders and Board of Directors. We also believe that having Board leadership independent of management helps ensure critical and independent thinking with respect to our strategy and performance. Our Chief Executive Officer is a member of our Board of Directors, which helps to ensure that management’s insight is directly available to the directors in their deliberations.

Currently, our Chairman of the Board is Dr. Barer and our Chief Executive Officer is Dr. Pearlman. As discussed above, our Board of Directors has determined that Dr. Barer qualifies as “independent” under the listing standards of the NYSE MKT.

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Our Board of Directors has an active role in overseeing management of our risks.  The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each.  The Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management.  Pursuant to its charter, the Audit Committee of our Board of Directors is responsible for discussing guidelines and policies governing the process by which our senior management assesses and manages our exposure to risk, as well as our major financial risk exposures and the steps management has taken to monitor and control these exposures. The Audit Committee also evaluates the policies implemented by management to assure the adequacy of internal controls and the financial reporting process, including security surrounding assets and computerized information systems, and to monitor compliance with laws and regulations and our code of business conduct and ethics.  It is also the responsibility of the Audit Committee to investigate employee misconduct or fraud.

Board Committees

Our Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors. From time to time, our Board may form additional committees to address specific issues or tasks.

Audit Committee

Our Audit Committee has primary responsibility for monitoring the quality of internal financial controls and ensuring that our financial performance is properly measured and reported on. It receives and reviews reports from management and auditors relating to the quarterly and annual accounts and the accounting and internal control systems in use throughout our company.

Our Audit Committee also consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. Our Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee meets not less than quarterly and has unrestricted access to our auditors.

Members of the Audit Committee are Joel Kanter (as Chairman) and Alastair Clemow, each of whom satisfies the independence requirements of NYSE MKT and SEC rules and regulations. Mr. Kanter qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. The designation of Mr. Kanter as an “audit committee financial expert” does not impose on him any duties, obligations or liability that are greater than those that are generally imposed on him as a member of our Audit Committee and our Board of Directors, and his designation as an “audit committee financial expert” pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our Audit Committee or Board of Directors.

Our Audit Committee met six times in the fiscal year ended December 31, 2012. Our Audit Committee is governed by a charter, which is available on our website at http://www.medgenics.com.

Compensation Committee

Our Compensation Committee is responsible for setting our overall compensation policy, and reviews and determines the compensation paid to our executive officers and directors. The Compensation Committee annually reviews and approves our goals and objectives relevant to the compensation of our Chief Executive Officer and evaluates the performance of our Chief Executive Officer in light of those goals and objectives. The Compensation Committee also periodically reviews and has the authority to determine and approve, or review and recommend to our Board for approval if the Compensation Committee so elects, all other senior executive officer compensation. Our Compensation Committee also makes recommendations to our Board on proposals for the granting of share options and other equity incentives pursuant to any share option scheme or equity incentive scheme in operation from time to time. Our Chief Executive Officer makes recommendations to the Compensation Committee as to option grants for our other executive officers and assists the Compensation Committee in determining if bonus goals have been met. The Compensation Committee meets at least three times each fiscal year and at such other times as the Chairman of the Compensation Committee shall require.

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The Compensation Committee may form and delegate authority and responsibilities to any subcommittee or any member of the Compensation Committee for any purpose that the Compensation Committee deems appropriate. The Compensation Committee has the authority to retain outside professionals, consultants or advisors as it determines appropriate to assist in the performance of its functions, including sole authority to retain and terminate any compensation consultant used to assist the Compensation Committee in the evaluation of compensation for our executive officers and directors, and to approve the outside consultant’s or advisor’s fees and other retention terms. The Compensation Committee has full authority to commission any reports or surveys which it deems necessary to help it fulfill its obligations.

In 2012, the Compensation Committee engaged WNB Consulting LLC to update previously prepared analyses of Board of Director and executive officer compensation at our company and to review the proposed equity compensation package for Dr. Barer.

For Board of Director compensation, WNB Consulting was asked to complete a competitive review using at least two survey sources allowing for a focus on companies in our industry and of comparable size, and to deliver a report to the Compensation Committee including information on amounts provided for the retainer, board and committee meeting fees, chairmanship fees and annual equity grants. WNB Consulting was also asked to present recommendations to the Compensation Committee based on its findings.

For executive officer compensation, WNB Consulting was asked to complete a competitive review using multiple survey sources (four or more separate data sets) with a focus as best as possible on companies in our industry and of comparable size, and to deliver a report to the Compensation Committee including information on the amount of base compensation, annual incentive payments and the value of equity grants for our executive officers. WNB Consulting was also asked to present recommendations to the Compensation Committee based on its findings.

WNB Consulting subsequently met with the Compensation Committee to present these reports and discuss its findings and recommendations. Each of these reports, findings and recommendations were considered by the Compensation Committee at its December 2012 meeting.

WNB Consulting was also asked to review the proposed equity compensation package for Dr. Barer. That analysis was presented to the Chairman of the Compensation Committee and was considered by the Compensation Committee at its June 2012 meeting.

As a result of new SEC rules, we are required to disclose whether the work of WNB Consulting raises any conflict of interest and, if so, the nature of the conflict and how the conflict was addressed. The Compensation Committee conducted a conflict of interest assessment by using the factors applicable to compensation consultants under SEC rules and does not believe that the retention of WNB Consulting to advise it on the compensation matters described above creates a conflict of interest.

Members of the Compensation Committee are Stephen McMurray (as Chairman), Isaac Blech and Joel Kanter, each of whom satisfies the independence requirements of the NYSE MKT. Each member of our Compensation Committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

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Our Compensation Committee met five times in the fiscal year ended December 31, 2012. Our Compensation Committee is governed by a charter, which is available on our website at http://www.medgenics.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for leading the process for considering future appointments to our Board and makes recommendations to our Board of candidates for appointment and annual election. The Nominating and Corporate Governance Committee meets at least once during each fiscal year and at such other times as the Chairman of the Nominating and Corporate Governance Committee requires.

Members of the Nominating and Corporate Governance Committee are Alastair Clemow (as Chairman), Joel Kanter, Stephen McMurray, Sol Barer and Isaac Blech, each of whom satisfies the independence requirements of the NYSE MKT.

Our Nominating and Corporate Governance Committee met four times in the fiscal year ended December 31, 2012. Our Nominating and Corporate Governance Committee is governed by a charter, which is available on our website at http://www.medgenics.com. The charter sets forth the criteria for selecting potential Board members, which include, among other things, the possession of experience, knowledge, skills, expertise, mature judgment, acumen, character, integrity and diversity so as to enhance our Board’s ability to manage and direct the affairs and business of our company, including, when applicable, to enhance the ability of committees of our Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or the listing standards of the NYSE MKT.  Although diversity may be a consideration in the Nominating and Corporate Governance Committee’s process, the Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees. In identifying suitable candidates, the Nominating and Corporate Governance Committee may use open advertising or the services of external advisers to facilitate the search. Each of the candidates for director named in this proxy statement has been recommended by the Nominating and Corporate Governance Committee and approved by our Board of Directors for inclusion on the enclosed proxy card.

Process for Recommending Candidates to our Board of Directors

The charter of our Nominating and Corporate Governance Committee also provides for the consideration of candidates for election to our Board of Directors recommended by stockholders. Our Nominating and Corporate Governance Committee will evaluate a director candidate recommended by stockholders in the same manner as it evaluates director candidates recommended otherwise. Stockholder recommendations for candidates to our Board of Directors must be directed in writing to our Corporate Secretary, Medgenics, Inc., 555 California Street, Suite 365, San Francisco, California 94104, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve and information regarding any relationships between the candidate and our company, and evidence of the recommending stockholder’s ownership of our stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for selecting potential Board members described above. This information should be submitted in the time frame described under “Questions and Answers About the Annual Meeting – What are the requirements for presenting stockholder proposals and director nominations?” above.

Meetings and Attendance

Our Board of Directors met eight times in the fiscal year ended December 31, 2012.  Each director other than the late Mr. Brukardt, whose attendance was hampered by illness, attended at least 75% of the aggregate number of board and applicable committee meetings in 2012 during their respective periods of service.

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We encourage but do not require board members to attend our annual meetings of stockholders.  All of our directors were in attendance (either in person or via telephone) at our annual meeting of stockholders in 2012.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, which is applicable to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Business Conduct and Ethics is available on our website at http://www.medgenics.com. We intend to disclose on our website any amendment to, or waiver from, the Code of Business Conduct and Ethics that are required to be disclosed by the rules of the SEC or the NYSE MKT.

Stockholder Communications

Stockholders who wish to communicate with our Board of Directors, committee chairmen, any other individual director or the non-management or independent directors as a group are welcome to do so in writing, addressed to the director(s) or the entire Board of Directors, in care of our Corporate Secretary, Medgenics, Inc., 555 California Street, Suite 365, San Francisco, California 94104.  Anyone wishing to contact our Audit Committee may do so in writing, addressed to the attention of the Chairman of the Audit Committee, Medgenics, Inc., 555 California Street, Suite 365, San Francisco, California 94104.  To make confidential submissions to either of the above, please indicate “confidential” on any correspondence.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table shows the compensation for fiscal years 2011 and 2012 awarded to or earned by our President and Chief Executive Officer and our next two most highly compensated executive officers who were serving as executive officers as of December 31, 2012. We refer to the persons listed in the following Summary Compensation Table as the “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards(*) ($)		All Other Compensation (**) ($)		Total ($)
Andrew L. Pearlman	2012	325,000	50,000	(2)	—		56,818	(5)	431,818
President and Chief Executive Officer(1)	2011	264,559	102,500	(3)	127,760	(4)	207,002	(6)	701,821

Marvin R. Garovoy Chief Medical Officer(7)	2012	134,165	6,708	(8)	165,120	(9)	288,800	(10)	594,793

Clarence L. Dellio	2012	230,000	69,000	(8)	—		—		299,000
Chief Operating Officer(11)	2011	100,000	24,450	(3)	101,840	(12)	112,500	(13)	338,790

 *     For a discussion of the assumptions made in the valuation of the awards reported in this column, please refer to Note 2(i) to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

**    Under Israeli law, companies are liable for mandatory severance payments of 8.33% of each monthly salary paid to Israeli employees. Our Israeli subsidiary, MMI, makes monthly payments of such amount into severance funds.

(1)	Dr. Pearlman does not receive any additional compensation for his service as a director.

(2)	Dr. Pearlman’s 2012 bonus has been approved by the Compensation Committee but has not yet been paid.

(3)	2011 bonuses were accrued as of December 31, 2011 and were paid in April and June, 2012.

(4)	Represents the grant date fair value of a grant of options to purchase 80,000 shares of common stock under our Stock Incentive Plan.

(5)	Includes $16,287 for managers’ insurance, $28,070 payment into severance fund, $8,143 for disability insurance, $3,679 for the advanced study fund and $639 for Israeli recreation pay.

(6)	Includes $13,379 for managers’ insurance, $22,290 payment into severance fund, $160,000 for accrued severance related to an increase in Dr. Pearlman’s salary in 2011, $6,635 for disability insurance, $3,948 for the advanced study fund and $750 for Israeli recreation pay.

(7)	Dr. Garovoy was appointed as our Chief Medical Officer effective as of July 8, 2012.

(8)	For Dr. Garovoy and Mr. Dellio, 2012 bonuses were accrued as of December 31, 2012 in accordance with the maximum bonus amount payable pursuant to the terms of the respective employment agreements, but have not yet been formally approved nor paid and as a result may differ from the amounts reported.

(9)	Represents the grant date fair value of a grant of options to purchase 20,000 shares of common stock under our Stock Incentive Plan.

(10)	Represents accrued severance of $140,000 and consulting fees paid of $148,800 for services provided prior to joining our company.

(11)	Mr. Dellio was appointed as our Chief Operating Officer effective as of July 1, 2011.

(12)	Represents the grant date fair value of a grant of options to purchase 40,000 shares of common stock under our Stock Incentive Plan.

(13)	Represents accrued severance.

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Dr. Andrew L. Pearlman, President and Chief Executive Officer

We entered into an agreement with Dr. Pearlman on June 1, 2007, amending and restating a previous agreement dated July 7, 2005, and providing that Dr. Pearlman will continue to serve as our President and Chief Executive Officer. The agreement was subsequently amended in 2008 to increase the compensation provisions. The term of the agreement is perpetual unless terminated for disability, death or cause. In addition, either party may terminate the agreement without cause by providing three months prior written notice to the other party. In the event we terminate the agreement, we may determine that Dr. Pearlman’s employment should cease immediately upon written notice (without a prior notice period), and in such an event we are required to pay Dr. Pearlman a lump sum payment equal in amount to three months of his then-current salary and other benefits that would otherwise be payable to him during the prior notice period. In the event we terminate the agreement without cause, Dr. Pearlman is entitled to the payment of his full salary, including insurance and social benefits, during a period of fifteen months following the effective date of such termination. These severance amounts are reduced by any severance fund payments mandated by Israeli law described below.

The agreement initially provided for a monthly gross salary of NIS equal to $250,000 per year ($20,833 per month) calculated at the representative rate of the U.S. dollar published by the Bank of Israel and known at the time of payment. Dr. Pearlman is eligible for adjustments in salary and additional benefits, including bonuses, in our Board’s discretion. In December 2011, our Compensation Committee approved an increase in Dr. Pearlman’s salary to $325,000 per year, effective as of October 20, 2011. Dr. Pearlman is eligible to receive an annual cash bonus in the sole discretion of our Board of up to 50% of salary per year based upon the achievement of individual goals and corporate milestones to be agreed between Dr. Pearlman and our Board. Dr. Pearlman is entitled to participate in or receive benefits under our social insurance and benefits plans, including but not limited to managers insurance (“bituach minahlim”), disability insurance and an advanced study fund (“keren hishtalmut”). These are customary benefits provided to all employees based in Israel (other than those in very junior positions). A management insurance fund is a combination of severance savings (in accordance with Israeli law), defined contribution tax-qualified pension savings and disability insurance premiums. An advanced study fund is a savings fund of pre-tax contributions to be used after a specified period of time for educational or other permitted purposes. We pay certain percentages of Dr. Pearlman’s salary towards these insurance and benefits plans, including 5% to managers insurance, up to 2.5% percent to disability insurance, 8.33% to severance compensation and 7.5% to the advanced study fund.

We agreed in the 2007 agreement to grant Dr. Pearlman additional options to purchase 91,403 shares of common stock at an exercise price of $7.35, which was equal to the share price upon admission to AIM. These options vested in equal installments over a four-year period and were fully vested as of December 31, 2011. In December 2011, we granted Dr. Pearlman options to purchase 80,000 shares of common stock at an exercise price of $3.14 per share and a term of 10 years. These options will vest in equal installments over a four-year period beginning on the first anniversary of the grant date.

Dr. Pearlman has also agreed in the agreement to a one-year post-termination covenant not-to-compete or employ or seek to hire any of our employees. The agreement also includes provisions regarding confidentiality and proprietary information and the disclosure and assignment of inventions.

Dr. Marvin Garovoy, M.D., Chief Medical Officer

We entered into an employment agreement with Dr. Garovoy on July 8, 2012. The agreement has a term of one year from its effective date, subject to automatic extension for successive one-year periods unless either party provides 60 days’ advance written notice of such party’s desire not to renew.

Under the agreement, Dr. Garovoy is responsible for coordinating the medical/clinical aspects of our business plan, as adopted by our Board of Directors, and providing scientific assistance as required in cooperation and coordination with our Chief Operating Officer and other members of management.  He is expected to work on average approximately 80% of an average work week of an executive in a similar position with a public company of similar size and nature as us.  The agreement provides for an initial annual gross salary to Dr. Garovoy of $280,000, subject to annual review by the Compensation Committee.

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Dr. Garovoy is eligible to receive an annual cash bonus with respect to each fiscal year during the term of the agreement in an amount up to 5% of his salary on an annualized basis, as determined by the Compensation Committee in its sole discretion.  Upon his appointment as our Chief Medical Officer, Dr. Garovoy was issued options to purchase 20,000 shares of our common stock under the Stock Incentive Plan.  These options will vest in equal increments over four years beginning on the first anniversary of the grant date, expire in 10 years and have an exercise price of $14.50 per share.  Dr. Garovoy is also entitled to participate in all senior manager employee benefit plans or programs for our employees located in the United States.

Either we or Dr. Garovoy may terminate the employment agreement for any reason upon at least 30 days’ advance written notice to the other party. We may terminate Dr. Garovoy’s employment immediately upon written notice for cause or upon his death or disability, in which case he or his estate will be paid all wages and benefits through the effective date of termination.  If we terminate Dr. Garovoy’s employment without cause, we must continue to pay Dr. Garovoy’s salary for a period of six months after the effective date of termination as severance.

Dr. Garovoy has agreed not to solicit our employees, consultants, customers or suppliers during the period of his employment and for a period of 12 months following the termination of his employment. The agreement also includes provisions regarding confidentiality and proprietary information and the disclosure and assignment of inventions.

Clarence L. “Butch” Dellio, Chief Operating Officer

We entered into an employment agreement with Mr. Dellio on September 6, 2011. The agreement was made effective as of July 1, 2011, the effective date of Mr. Dellio’s appointment as our Chief Operating Officer.  The agreement has a term of one year from its effective date, subject to automatic extension for successive one-year periods unless either party provides 60 days’ advance written notice of such party’s desire not to renew.

Under the agreement, Mr. Dellio is responsible for coordinating the overall execution of our business plan, as adopted by our Board of Directors, in cooperation and coordination with other members of management.  He was initially expected to work on average approximately 50% of an average work week of an executive in a similar position with a public company of similar size and nature as us, with the provision that his employment would convert to a full-time basis upon mutual agreement of the parties.  The agreement initially provided for a gross salary to Mr. Dellio of $12,500 per month, subject to annual review by the Compensation Committee.  In October 2011, we entered into an amendment to Mr. Dellio’s employment agreement. The amendment increased the amount of time Mr. Dellio is expected to work from approximately 50% to approximately 75% of an average work week of an executive in a similar position with a public company of similar size and nature as us, and correspondingly increased Mr. Dellio’s gross salary from $12,500 per month to $18,750 per month effective as of October 1, 2011.  Moreover, in recognition of the additional work performed by Mr. Dellio during the months of August and September 2011, the amendment provided for a one-time special cash payment of $6,250. The amount of time Mr. Dellio is expected to work was subsequently increased from 75% to 80% effective September 1, 2012 and as a result his gross salary increased from $18,750 per month to $20,000 per month.

Mr. Dellio is eligible to receive an annual cash bonus with respect to each fiscal year during the term of the agreement in an amount up to 30% of his salary on an annualized basis, as determined by the Compensation Committee in its sole discretion.  Upon his appointment as our Chief Operating Officer, Mr. Dellio was issued options to purchase 40,000 shares of our common stock under the Stock Incentive Plan.  These options will vest in equal increments over four years beginning on the first anniversary of the grant date, expire in 10 years and have an exercise price of $3.64 per share.  Mr. Dellio is also entitled to participate in all senior manager employee benefit plans or programs for our employees located in the United States.

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Either we or Mr. Dellio may terminate the employment agreement for any reason upon at least 30 days’ advance written notice to the other party. We may terminate Mr. Dellio’s employment immediately upon written notice for cause or upon his death or disability, in which case he or his estate will be paid all wages and benefits through the effective date of termination.  If we terminate Mr. Dellio’s employment without cause, we must continue to pay Mr. Dellio’s salary for a period of six months after the effective date of termination as severance.

Mr. Dellio has agreed not to solicit our employees, consultants, customers or suppliers during the period of his employment and for a period of 12 months following the termination of his employment. The agreement also includes provisions regarding confidentiality and proprietary information and the disclosure and assignment of inventions.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table set forth certain information, on an award-by-award basis, concerning outstanding unexercised options or warrants to purchase common stock for each Named Executive Officer as of December 31, 2012.

			Option Awards
Name		Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
Andrew L. Pearlman	Options	03/30/06	182,806		—	2.49	03/31/2016
	Options	12/09/11	20,000		60,000	3.14	12/09/2021
	Warrants	03/31/06	882,240		—	2.49	03/31/2016
	Warrants	03/31/06	35,922		—	0.0002	03/31/2016
	Total		1,120,968		60,000
Marvin R. Garovoy	Options	07/08/12	—		20,000	14.50	07/08/2022
	Total		—		20,000
Clarence L. Dellio	Options	07/01/11	5,700	(2)	30,000	3.64	07/01/2021
	Total		5,700		30,000

(1)	The reported options are scheduled to vest in equal annual installments over four years, beginning on the first anniversary of the grant date.

(2)	Subsequent to December 31, 2012, Mr. Dellio exercised 3,500 of such options.

Stock Incentive Plan

The options outstanding as of December 31, 2012 reported in the table above were granted under our Stock Incentive Plan, referred to as the Stock Plan, which we initially adopted in March 2006 and, with stockholder approval, subsequently amended in 2007, 2010 and 2012. The Stock Plan is administered by the Compensation Committee of the Board (the “Committee”). Subject to the provisions of the Stock Plan, the Committee has full authority and discretion to take any actions it deems necessary or advisable for the administration of the Stock Plan.

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Our Stock Plan provides that, unless otherwise stated in an award agreement, in the event of a change in control, all outstanding unvested options will be immediately and fully vested and exercisable, and all restrictions applicable to outstanding restricted stock awards will terminate fully, except under certain circumstances in which the relevant participant is associated with the party/ies gaining control of us.

An option holder will have the right to exercise any options held by him or her following the termination of his or her service during the option term, to the extent that the option was exercisable and vested at the date of termination of service:

(a)	if the termination of service was due to any reason other than death or disability — for the shorter of 90 days from the date of termination of service and the unexpired term of the option; or

(b)	if the termination of service was due to death or disability of the option holder — for the shorter of one year from the date of termination of service and the unexpired term of the option.

The Committee may, in its sole discretion, extend these periods. Unless otherwise determined by the Compensation Committee, to the extent that the right to exercise the option has not vested at the date of termination of service, the option will terminate when the option holder’s service terminates. Similarly, unvested awards of restricted stock will be forfeited and returned to us in the event of a termination of service occurring prior to the expiration of the vesting period for the award unless otherwise determined by the Compensation Committee.

For the purposes of the Stock Plan, termination of service means the termination of a person’s status as our employee or director or (where the person is not an employee or director of our company) the termination of the person’s business relationship with us.

Additional information regarding the Stock Plan can be found in this proxy statement under the heading “Proposal 2: Approval of an Amendment to our Stock Incentive Plan.”

2012 Director Compensation

In 2012, our directors were compensated in accordance with a comprehensive compensation policy for directors recommended by the Compensation Committee of our Board, in consultation with its outside compensation consultant, and adopted by our Board in December 2011. Under this policy, annual compensation received by non-executive directors for fiscal 2012 was as follows:

Annual retainer	$12,000
Annual committee chair retainer	$2,000
Meeting fees	$1,000 – $2,500 per meeting	(1)
Annual restricted stock grant	7,000 shares	(2)
Annual option grant	15,000 shares	(3)

(1)	Varies based on location and type of meeting.

(2)	Such restricted stock vested in equal installments on January 3, 2012 and January 3, 2013.

(3)	Such options have a 10-year term, vest in equal installments over three years and have an exercise price equal to the closing price immediately prior to the date of issuance.

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The following table provides director compensation information as of December 31, 2012 for our directors who served as such at any time during that year (other than Dr. Pearlman, whose compensation is fully reflected in the Summary Compensation Table above).

Name	Fees earned or paid in cash ($)	Stock awards ($)		Option awards ($)		All other compensation ($)		Total ($)
Sol Barer(1)	7,000	—		4,181,000	(2)	—		4,188,000
Eugene A. Bauer	—	—		—		112,500	(3)	112,500
Isaac Blech	28,000	17,500	(4)	17,313	(5)	—		62,813
Gary Brukardt(6)	19,000	17,500	(4)	17,313	(5)	—		53,813
Alastair Clemow	29,000	17,500	(4)	17,313	(5)	—		63,813
Joel S. Kanter	33,000	17,500	(4)	17,313	(5)	—		67,813
Stephen D. McMurray	28,000	17,500	(4)	17,313	(5)	—		62,813

(1)	On June 30, 2012, Dr. Barer was elected as a director and as Chairman of the Board.

(2)	Represents the fair value of options to purchase 900,000 shares of common stock granted on June 30, 2012 (subject to receipt of NYSE MKT approval of an additional listing application with respect thereto, which was received on July 19, 2012) in connection with Dr. Barer’s appointment as the Chairman of the Board at an exercise price of $10.80 per share. Such options have a 5-year term and vest in equal installments over three years. As of December 31, 2012, Dr. Barer held no other option awards.

(3)	Represents annual consulting fee pursuant to Dr. Bauer’s consulting agreement. See “Consulting Agreement with Dr. Eugene Bauer” below. In 2012, Dr. Bauer did not receive any additional compensation for his service as a director. As of December 31, 2012, Dr. Bauer held 42,857 shares of restricted stock and options to purchase an aggregate of 28,571 shares of common stock.

(4)	Represents the fair value of 7,000 shares of restricted stock granted on January 3, 2012 under our Stock Plan. 3,500 of such restricted shares vested on January 3, 2012 and 3,500 of such restricted shares vested on January 3, 2013. With respect to Mr. Brukardt, 3,500 of such restricted shares vested on January 3, 2012 and 3,500 of such restricted shares vested upon his death on August 21, 2012.

(5)	Represents the fair value of options to purchase 15,000 shares of common stock granted on January 3, 2012 under our Stock Plan at an exercise price of $2.66 per share. Such options have a 10-year term and vest in equal installments over three years. As of December 31, 2012, Mr. Blech held options to purchase an aggregate of 34,068 shares of common stock, Dr. Clemow held options to purchase an aggregate of 40,714 shares of common stock, Mr. Kanter held options to purchase an aggregate of 56,428 shares of common stock and Dr. McMurray held options to purchase an aggregate of 56,428 shares of common stock.
(6)	Mr. Brukardt passed away on August 21, 2012. The Compensation Committee determined that Mr. Brukardt’s unvested options would not be forfeited upon his death and would continue to vest pursuant to the schedule set forth in the original award agreement. 33,094 options remained outstanding as of December 31, 2012.

Consulting Agreement with Dr. Eugene Bauer

We entered into a consulting agreement in October 2010 with Dr. Bauer under which he provides financial, strategic, business development, investor relations and clinical and regulatory consulting services to us. The consulting agreement provides for an annual consulting fee of $180,000. This agreement was amended as of April 1, 2012 to provide for an annual consulting fee of $90,000. In addition, we issued to him 57,142 shares of restricted common stock in October 2010. The restrictions on such common stock lapsed with respect to 25% of the shares in October 2012, and will lapse with respect to an additional 25% of the shares in October 2013 and with respect to the remainder in October 2014. We do not provide any bonus, profit sharing, insurance, health or similar benefits to Dr. Bauer, although we have agreed to reimburse his reasonable business expenses.

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Indemnification of Officers and Directors

Our amended and restated certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the General Corporation Law of the State of Delaware, which we refer to as the DGCL. Our amended and restated certificate of incorporation provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty or other duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors for any of the following:

•	Any transaction from which the director derived an improper personal benefit;

•	Acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or

•	Voting or assenting to unlawful payments of dividends or other distributions.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect to any act or failure to act, or any cause of action, suit or claim that would accrue or arise prior to any amendment or repeal or adoption of an inconsistent provision. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited in accordance with the DGCL.

In addition, our amended and restated certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

We maintain directors and officers liability insurance coverage for the benefit of our directors and officers. Such insurance is generally designed to respond to claims against company officers and directors alleging breach of duty. Subject to their terms, conditions, and exclusions, these policies respond to civil and criminal matters, including securities-related matters. Our company’s program structure consists of “standard” coverage, as well as “A-side difference in conditions” coverage. Standard coverage includes coverage for non-indemnifiable claims against individuals (“A-side claims”), indemnifiable claims against individuals (“B-side claims”), and securities claims (including securities claims against the corporate entity) (“C-side claims”). The separate A-side difference in conditions coverage responds only for non-indemnifiable claims. Subject to its terms, conditions, and exclusions, the A-side coverage responds when the underlying standard coverage fails to respond in certain situations. We believe our coverage is consistent with industry standards.

Equity Compensation Plan Information

The following table provides information as of December 31, 2012 regarding the common stock that may be issued as stock grants or upon exercise of options, warrants and rights under all of our equity compensation plans.

Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options (1)	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,059,543	$5.38	929,151
Equity compensation plans not approved by security holders	900,000	$10.80	—

(1)	The number of shares is subject to adjustment in the event of stock splits and other similar events.

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PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 19, 2013 by the following:

•	Each of our directors and Named Executive Officers;

•	All of our directors and executive officers as a group; and

•	Each person or group of affiliated persons, known to us to beneficially own 5% or more of our outstanding common stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

For purposes of the table below, we treat shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days after March 19, 2013 to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of the person, but we do not treat the shares as outstanding for the purpose of computing the percentage ownership of any other stockholder.

Except as otherwise set forth below, the address of each of the persons or entities listed in the table is c/o Medgenics, Inc., 555 California Street, Suite 365, San Francisco, California 94104.

	Shares Beneficially Owned
Name	Number	Percentage**

Named Executive Officers and Directors:

Sol Barer(1)	307,000	1.7%
Eugene Bauer(2)	234,922	1.3%
Isaac Blech(3)	2,907,540	15.1%
Alastair Clemow(4)	36,144	*
Clarence Dellio(5)	5,700	*
Marvin Garovoy	—	—
Joseph J. Grano, Jr.(6)	—	—
Joel Kanter(7)	262,048	1.5%
Stephen McMurray(8)	120,099	*
Andrew Pearlman(9)	1,156,343	6.0%
All directors and executive officers as a group (12 persons)(10)	5,094,210	24.4%

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	Shares Beneficially Owned
Name	Number	Percentage**

5% Stockholders:

ACNYC LLC(11) Andrew Cader 70 Meeting House Road Mount Kisco, New York 10549	1,024,400	5.6%

Legal & General Investment Management Ltd.(12) One Coleman Street London EC2R 5AA United Kingdom	1,087,500	5.9%

*	Represents less than 1%.

**	Percentages calculated in accordance with SEC rules and based upon 17,997,808 shares of common stock outstanding as of March 19, 2013.

(1)	Includes 300,000 options at $10.80 per share expiring on June 29, 2017 and 3,500 shares of restricted stock which will vest on January 2, 2014.

(2)	Includes 19,048 options at $8.19 per share expiring on September 14, 2020 and 42,857 shares of restricted stock, the restrictions on which will lapse with respect to 14,286 shares in October 2013 and with respect to the remainder in October 2014.

(3)	Consists of:

(i)	10,500 shares of common stock, 3,500 shares of restricted stock which will vest on January 2, 2014, 5,000 options at $2.66 per share expiring on January 3, 2022 and 12,712 options at $6.65 per share expiring on December 10, 2020 held directly by Mr. Blech;

(ii)	400,000 shares of common stock and warrants to purchase 400,000 shares having an exercise price of $6.00 per share expiring on April 12, 2016 held by Liberty Charitable Remainder Trust FBO Isaac Blech UAD 1/9/87 (the “Liberty Trust”);

(iii)	400,000 shares of common stock and warrants to purchase 400,000 shares having an exercise price of $6.00 per share expiring on April 12, 2016 held by West Charitable Remainder Unitrust (the “West Trust”); and

(iv)	845,471 shares of common stock, warrants to purchase 230,357 shares having an exercise price of $4.54 per share expiring on September 22, 2015 and 200,000 warrants having an exercise price of $6.00 per share expiring on April 12, 2016 held by River Charitable Remainder Unitrust f/b/o Isaac Blech (the “River Trust”).

Mr. Blech is the sole trustee of each of the Liberty Trust, the West Trust and the River Trust (collectively, the “Trusts”), and, as such, has sole voting and dispositive power over the securities held by the Trusts. Mr. Blech disclaims beneficial ownership of the securities held by the Trusts. The address of the Trusts is 75 Rockefeller Plaza, 29th Floor, New York, New York 10019.

(4)	Includes 3,500 shares of restricted stock which will vest on January 2, 2014, 5,000 options at $2.66 per share expiring on January 3, 2022, 8,572 options at $8.19 per share expiring on September 13, 2020 and 8,572 options at $6.55 per share expiring on January 11, 2021.

(5)	Consists of 5,700 options at $3.64 per share expiring on July 1, 2021. After the record date, Mr. Dellio exercised 3,500 of such options on March 20, 2013.

(6)	The Compensation Committee has approved the issuance of options to acquire 300,000 shares of common stock at an exercise price of $4.99. Such options are subject to the approval of an additional listing application by the NYSE MKT. Assuming receipt of such approval, such options will have a five-year term and will vest one-third upon issuance, one-third on March 15, 2014 and one-third on March 15, 2015.

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(7)	Consists of:

(i)	109,304 shares of common stock, 3,500 shares of restricted stock which will vest on January 2, 2014, 5,000 options at $2.66 per share expiring on January 3, 2022, 19,048 options at $8.19 per share expiring on September 14, 2020 and 4,286 options at $6.55 per share expiring on January 11, 2021 held directly by Mr. Kanter;

(ii)	Securities held by the Kanter Family Foundation (“KFF”), an Illinois not-for-profit corporation of which Mr. Kanter is the President and is a Director and over which he exercises sole voting and investment control, but he disclaims any and all beneficial ownership of securities owned by such entity. Securities beneficially owned by KFF consist of 106,889 shares of common stock, warrants to purchase 10,714 shares having an exercise price of $4.54 per share expiring on September 22, 2015 and warrants to purchase 1,932 shares having an exercise price of $4.99 per share expiring on April 12, 2016; and

(iii)	1,375 shares of common stock held by Windy City, Inc., a closely-held corporation of which Mr. Kanter is the President and is a Director and over which he exercises sole voting and investment control, but he disclaims any and all beneficial ownership of securities owned by such entity.

(8)	Includes 3,500 shares of restricted stock which will vest on January 2, 2014, 5,000 options at $2.66 per share expiring on January 3, 2022, 19,048 options at $8.19 per share expiring on September 14, 2020, 8,572 options at $6.55 per share expiring on January 11, 2021 and warrants to purchase 644 shares having an exercise price of $4.99 per share expiring on April 12, 2016.

(9)	Consists of:

(i)	33,562 shares of common stock, 20,000 options at $3.14 per share expiring on December 9, 2021, 182,806 options at $2.49 per share expiring on March 31, 2016 and warrants to purchase 705,190 shares having an exercise price of $2.49 per share expiring on March 31, 2016 held directly by Dr. Pearlman;

(ii)	94 shares of common stock held by Dr. Pearlman’s wife;

(iii)	Warrants to purchase 150,000 shares having an exercise price of $2.49 per share expiring on March 31, 2016 held by the Pearlman Family Trust U/A/D February 14, 2011, Andrew Pearlman and Debbie Pearlman, as Trustees, for the benefit of Dr. Pearlman’s children;

(iv)	Warrants to purchase 27,050 shares having an exercise price of $2.49 per share expiring on March 31, 2016 held by the Pearlman Friends and Family Trust U/A/D February 14, 2011, Andrew Pearlman and Debbie Pearlman, as Trustees, for the benefit of Dr. Pearlman’s family and friends; and

(v)	1,719 shares of common stock and warrants to purchase 35,922 shares having an exercise price of $0.0002 per share expiring on March 31, 2016 held by ADP Holdings LLC, an entity controlled by Dr. Pearlman.

(10)	Footnotes (1) through (9) are incorporated herein. Also includes an additional 53,750 options at $3.14 per share expiring on December 9, 2021.

(11)	Information based on a Schedule 13G (Amendment No. 2) filed with the SEC on February 14, 2013 by ACNYC LLC and Andrew Cader. As reported in the Schedule 13G, ACNYC LLC and Mr. Cader share voting and dispositive power over 640,211.43 shares of common stock plus warrants to purchase up to 384,188.57 additional shares of common stock.

(12)	Information based on a Schedule 13D filed with the SEC on February 22, 2013 by Legal & General Investment Management Ltd. As reported in the Schedule 13D, Legal & General Group Plc, Legal & General Investment Management Limited and Legal & General Assurance Society Limited share voting and dispositive power over 725,000 shares of common stock plus warrants to purchase up to 362,500 additional shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Forms 3, 4 and 5 they file. Based solely on a review of the copies of such forms in our possession and on written representations from reporting persons, we believe that during 2012 all of our officers and directors filed the required reports on a timely basis under Section 16(a) except as set forth below.

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Forms 4 reporting the grant of restricted stock and options on January 3, 2012 to each of Isaac Blech, Gary Brukardt (a deceased director), Alastair Clemow, Joel Kanter and Stephen McMurray were filed late on March 1, 2012 by Mr. Blech and on February 28, 2012 by each of Messrs. Brukardt, Clemow, Kanter and McMurray.

A Form 4 reporting the grant of options to Marvin Garovoy on July 9, 2012 was filed late on July 18, 2012.

A Form 4 reporting the sale of shares of common stock by Phyllis Bellin on September 20, 2012 and September 21, 2012 was filed late on September 27, 2012.

A Form 4 reporting the sale of shares of common stock by Stephen Bellomo on September 20, 2012 was filed late on September 27, 2012.

Certain Relationships and Related Transactions

Transactions Involving Directors, Officers and Certain 5% Stockholders

On the closing date of our U.S. initial public offering (April 13, 2011), our 2009 and 2010 Debentures were automatically converted pursuant to their terms into shares of common stock, and we issued 5-year warrants in connection with the conversion of the 2009 Debentures. Some of these Debentures were held by our directors and other related parties. Specifically, a 2010 Debenture held by River Charitable Remainder Unitrust f/b/o Isaac Blech, of which Mr. Blech is the sole trustee, in the amount of $2,150,000, together with accrued interest, was converted into 645,471 shares of common stock at a conversion price of $3.405 per share of common stock. Chicago Investments, Inc. (“CII”), which beneficially owned approximately 6.9% of our common stock outstanding following such initial public offering and of which Joel Kanter’s brother, Joshua, is the President and director, held 2009 Debentures in the aggregate amount of $65,000 and a 2010 Debenture in the amount of $50,000, which, together with accrued interest, were converted into 23,908 shares of common stock at a conversion price of $2.724 per share and 15,011 shares of common stock at a conversion price of $3.405 per share, respectively. In addition, we issued a 5-year warrant expiring on April 12, 2016 to purchase 8,368 shares of common stock at an exercise price of $4.99 per share to CII in connection with the conversion of its 2009 Debentures. The Estate of Lord Leonard Steinberg, which beneficially owned approximately 7.6% of our common stock outstanding following such initial public offering, held 2009 Debentures in the aggregate amount of $170,000 which, together with accrued interest, were converted into 62,527 shares of common stock at a conversion price of $2.724 per share, and we issued a 5-year warrant expiring on April 12, 2016 to purchase 21,885 shares of common stock at an exercise price of $4.99 per share to the Estate of Lord Leonard Steinberg in connection with the conversion of its 2009 Debentures. Finally, the Kanter Family Foundation held a 2009 Debenture in the amount of $15,000 and a 2010 Debenture in the amount of $100,000, which, together with accrued interest, were converted into 5,518 shares of common stock at a conversion price of $2.724 per share and 30,022 shares of common stock at a conversion price of $3.405 per share, respectively. In addition, we issued a 5-year warrant expiring on April 12, 2016 to purchase 1,932 shares of common stock at an exercise price of $4.99 per share to the Kanter Family Foundation in connection with the conversion of its 2009 Debenture. The Kanter Family Foundation is an Illinois not-for-profit corporation of which Joel Kanter is the President and is a Director.

In May 2011, Mr. Gary Brukardt, a deceased director of our company, exercised warrants to purchase 60,507 shares of common stock at an exercise price of $2.49 per share, using the cashless exercise mechanism, to acquire 18,269 shares of common stock. The fair market value of our common stock utilized to calculate the number of shares issued under such mechanism was the average closing price reported on the NYSE MKT for the ten trading days prior to the commitment to exercise.

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In May 2011, Dr. Baruch Stern, our former Chief Scientific Officer, exercised options to purchase 48,895 shares of common stock at an exercise price of $2.49 per share using the same cashless exercise mechanism described above for Mr. Brukardt’s May 2011 exercise, to acquire 18,297 shares of common stock.

In September 2011, Mr. Brukardt exercised options to purchase 45,701 shares of common stock at an exercise price of $2.49 per share, using the same cashless exercise mechanism described above for his May 2011 exercise, to acquire 16,197 shares of common stock.

In June 2012, Mr. Joel Kanter, a director of our company, exercised options to purchase 4,286 shares of common stock at an exercise price of $6.55 per share.

In August 2012, Mr. Joel Kanter exercised options to purchase 48,803 shares of common stock at an exercise price of $7.35 per share.

In August 2012, Dr. Stephen McMurray, a director of our company, exercised options to purchase 33,052 shares of common stock at an exercise price of $7.35 per share, using the same cashless exercise mechanism described above for Mr. Brukardt’s May 2011 exercise, to acquire 10,935 shares of common stock.

In August 2012, Dr. Eugene Bauer, a director of our company, exercised options to purchase 82,327 shares of common stock at an exercise price of $7.35 per share, using the same cashless exercise mechanism described above for Mr. Brukardt’s May 2011 exercise, to acquire 25,456 shares of common stock.

In September 2012, Mr. Stephen Bellomo, our Vice President of Product Development and Intellectual Property, exercised options to purchase 891 shares of common stock at an exercise price of $7.35 per share, using the same cashless exercise mechanism described above for Mr. Brukardt’s May 2011 exercise, to acquire 350 shares of common stock.

In September 2012, Mr. Clarence Dellio, our Chief Operating Officer, exercised options to purchase 4,300 shares of common stock at an exercise price of $3.64 per share, using the same cashless exercise mechanism described above for Mr. Brukardt’s May 2011 exercise, to acquire 3,007 shares of common stock.

In September 2012, Dr. Andrew Pearlman, our President and Chief Executive Officer, exercised options to purchase 91,403 shares of common stock at an exercise price of $7.35 per share, using the same cashless exercise mechanism described above for Mr. Brukardt’s May 2011 exercise, to acquire 34,623 shares of common stock.

In September 2012, Ms. Phyllis Bellin, our Vice President – Administration, Corporate Secretary and Treasurer, exercised options to purchase 13,964 shares of common stock at an exercise price of $7.35 per share, using the same cashless exercise mechanism described above for Mr. Brukardt’s May 2011 exercise, to acquire 5,482 shares of common stock.

Lease of Property

Through an oral arrangement, we used corporate headquarters space in Vienna, Virginia leased by CII through June 2011. We reimbursed CII for certain costs related to our use of the space, such as postage, phone services and the like. We did not pay any rent to CII.

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PROPOSAL 2: APPROVAL OF AN AMENDMENT TO OUR STOCK INCENTIVE PLAN

Our Stock Incentive Plan, or the Stock Plan, was initially adopted in March 2006 and, with stockholder approval, subsequently amended in 2007, 2010 and 2012. Following the most recent amendment, up to 2,478,571 shares of our common stock (subject to adjustment in the event of further stock splits and other similar events) are currently authorized to be issued pursuant to options and other equity awards granted under the Stock Plan, 1,659,420 shares of which have been issued or have been allocated to be issued as of March 22, 2013.

Our ability to grant equity awards is a necessary and powerful tool for recruitment and retention of valuable employees. We have strived to use our equity plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to attract, retain and reward employees, officers, directors, advisors and consultants who are vital to our long-term success. However, we believe there are insufficient shares remaining under our Stock Plan to meet our current and projected needs, absent the expiration or cancellation of currently outstanding equity awards. Accordingly, on March 22, 2013, our Board of Directors unanimously approved an amendment to our Stock Plan, subject to stockholder approval, under which the maximum number of shares of common stock authorized to be issued under the Stock Plan is increased by 1,700,000 shares, from 2,478,571 to 4,178,571, resulting in 2,519,151 shares being available for new grants as of March 22, 2013. We are requesting stockholder approval of the amendment to the Stock Plan with an increased aggregate share limit so that we can continue to utilize the Stock Plan as an effective tool to attract, retain and motivate high-quality employees, officers, directors, advisors and consultants, especially in light of the increased growth of our business activities. Our Compensation Committee sought advice from WNB Consulting LLC, its outside consultant, regarding the appropriate size of our equity plan and determined that the increase described in this proposal was within the industry standards and consistent with other companies comparable to us in terms of stage of development. Our Board believes the ability to grant stock options and other equity awards provides us with a powerful and necessary mechanism to attract and retain directors, officers and other valuable employees, especially in light of our limited cash resources.

The full text of the amendment to the Stock Plan is set forth in Appendix A to this proxy statement.

Summary of the Stock Plan

We initially adopted the Stock Incentive Plan, referred to as the Stock Plan, in March 2006 and, with stockholder approval, subsequently amended it in 2007, 2010 and 2012. The following is a summary of its principal terms, subject to stockholder approval of the proposed amendment:

Purpose

The purpose of the Stock Plan is to provide us with the means to offer incentives to our employees, directors and consultants in order to attract, retain and motivate them by allowing them to share in the benefits of future growth in our value through the acquisition of common stock. These incentives may constitute incentive stock options (each an “ISO”), nonqualified stock options (each an “NSO”), stock appreciation rights (each an “SAR”), restricted share awards, share unit awards or other forms of share-based incentives. Awards under the Stock Plan are intended to be exempt from the securities qualification requirements of U.S. securities laws.

Administration

The Stock Plan is administered by the Compensation Committee of the Board (the “Committee”). Subject to the provisions of the Stock Plan, the Committee has full authority and discretion to take any actions it deems necessary or advisable for the administration of the Stock Plan.

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Eligibility

Only employees of our company selected for the receipt of awards under the Stock Plan are eligible for the grant of ISOs. Only employees, directors and consultants to our company selected for the receipt of awards under the Stock Plan are eligible for the grant of NSOs or the award or sale of common stock.

Common stock available under the Stock Plan

The maximum aggregate number of shares of our common stock reserved and available for issuance under the Stock Plan is currently 2,478,571 shares (which number includes shares previously issued under the Stock Plan or issuable pursuant to awards previously granted under the Stock Plan). The proposed amendment to the Stock Plan, if approved by our stockholders, will increase the number of shares of common stock reserved and available for issuance under the Stock Plan by 1,700,000 shares to an aggregate of 4,178,571 shares (all of which may be issued as ISOs). For so long as our common stock is admitted to trading on AIM or the Official List, we may not issue awards under the Stock Plan for a number of shares that (excluding all options granted prior to December 4, 2007, the date of our admission trading on AIM) in aggregate exceeds 12% of the number of shares outstanding on the relevant date of grant. To the extent that any shares covered by an award under the Stock Plan are not delivered for any reason, including because the award is forfeited, cancelled or settled in cash, or shares are withheld to satisfy tax withholding requirements, the shares will not be deemed to have been issued for purposes of determining the maximum number of shares available for issuance under the Stock Plan. For SARs that are settled in shares, only the actual shares delivered will be counted for purposes of these limitations. If any option granted under the Stock Plan is exercised by tendering shares, only the number of shares issued net of the shares tendered will be counted for purposes of these limitations. If the withholding tax liabilities arising from an award under the Stock Plan are satisfied by the tendering of shares of our common stock to us or by the withholding of shares by us, such shares will not be deemed to have been issued for purposes of determining the maximum number of shares available for issuance under the Stock Plan.

The following additional limits apply to awards under the Stock Plan:

(a) the maximum number of shares that may be covered by options or SARs that are intended to be “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) that are granted to any one participant during any calendar year is 300,000 shares;

(b) the maximum number of shares that may be covered by stock awards that are intended to be “performance-based compensation” under Code Section 162(m) that are granted to any one participant during any calendar year is 300,000 shares; and

(c) the maximum amount of cash-settled stock awards that are intended to be “performance-based compensation” under Code Section 162(m) payable to any one participant with respect to any calendar year is $300,000.

No awards may be granted under the Stock Plan after March 5, 2022, or after termination of the Stock Plan by action of our Board of Directors, whichever occurs sooner.

Award agreements and restrictions on transferability

Each award or sale of shares of our common stock under the Stock Plan must be evidenced by an award agreement between us and the recipient, though signature by the recipient may not always be required. Except as may be expressly stated in an award agreement, the rights awarded under the Stock Plan are non-transferable other than by will or the intestacy laws applying to the estate of a deceased award holder.

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Stock options

Award agreements

The award agreement must specify the number of shares of our common stock that are subject to the option and whether the option is intended to be an ISO or an NSO.

Conditions

An award agreement may contain conditions or restrictions as determined by the Committee at the time of grant.

Exercise price

The exercise price per share of an option may not be less than the fair market value of a share on the grant date of the option. If the option holder holds more than 10% of the combined voting power of all classes of our shares at the date of grant (a “materially interested participant”), the exercise price per share of an ISO must be at least 110% of fair market value. Subject to the foregoing, the exercise price under any option is determined by the Committee.

Term

The term of an option may in no event exceed 10 years from the date of grant. The term of an ISO granted to a materially interested participant may not exceed five years from the date of grant. Subject to the foregoing, the Committee in its sole discretion determines the term of options.

Rights of exercise on termination of service

The option holder will have the right to exercise any options held by him or her following the termination of his or her service during the option term, to the extent that the option was exercisable and vested at the date of termination of service:

(a) if the termination of service was due to any reason other than death or disability — for the shorter of 90 days from the date of termination of service and the unexpired term of the option;

(b) if the termination of service was due to death or disability of the option holder — for the shorter of one year from the date of termination of service and the unexpired term of the option;

provided that the Committee may, in its sole discretion, extend such periods.

To the extent that the right to exercise the option has not vested at the date of termination of service, the option will terminate when the option holder’s service terminates.

For the purposes of the Stock Plan, termination of service means the termination of a person’s status as an employee or director of our company or (where the person is not an employee or director of our company) the termination of the person’s business relationship with us.

Rights in respect of common stock

An option holder or a transferee of an option will have no rights as a stockholder with respect to any common stock covered by the option until such person becomes the holder of record of such shares of common stock.

Exercise

Options are to be exercised under the procedures established or approved by the Committee from time to time. The exercise price payable on exercise of an option is to be paid in full in cash or by such other means as the Committee may permit, including by personal, certified or cashiers’ check, in shares of our common stock (valued at fair market value as of the day of exercise) either via attestation or actual delivery, by net exercise, by other property deemed acceptable by the Committee or by irrevocably authorizing a third party to sell shares of our common stock and remit a sufficient portion of the proceeds to our company to satisfy the exercise price (sometimes referred to as a “cashless exercise”) or in any combination of the foregoing methods deemed acceptable by the Committee. In a net exercise, the person exercising the option does not pay any cash and the net number of shares received will be equal in value to the number of shares as to which the option is being exercised, multiplied by a fraction, the numerator of which is the fair market value less the exercise price, and the denominator of which is fair market value. The value attributable to common stock transferred to us in such fashion is determined by reference to the fair market value of a share of common stock at the date of exercise of the option.

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Early exercise

The Committee may permit, at its sole discretion, the exercise of any option prior to the time when the option would otherwise have become exercisable under the relative award agreement.

Further, an award agreement may provide for the option holder to exercise the option, in whole or in part, prior to the date when the option becomes fully vested. This may either be stipulated at the time of grant or as subsequently amended. In the event of any early exercise of an option, we will have the right to repurchase the common stock that had been so acquired by the option holder on terms specified by the Committee. Further, in such circumstances, the Committee will determine the time and/or event that shall cause such repurchase right to terminate and the common stock to vest fully in the option holder.

Stock appreciation rights

The Stock Plan also allows the Committee to grant SARs to eligible participants in the Stock Plan. SARs may be granted either independently or in tandem with or by reference to options granted prior to or simultaneously with the grant of SARs to the same participant. Where granted in tandem or by reference to a related option, the participant may elect to either exercise the option or the SARs (but not both). Upon exercise of an SAR, the participant is entitled to receive an amount equal to the excess (if any) of the fair market value of a share of common stock on the date of exercise over the amount of the exercise price for such SAR stipulated in the award agreement. The exercise price of an SAR may not be less than the fair market value of a share on the grant date of the SAR.

Any payment which may become due from us following exercise of an SAR may be paid (at the election of the Committee) to the participant either in cash and/or through the issuance of shares of common stock. Where any shares are to be issued in satisfaction of the payment due to the participant, the number of shares of common stock will be determined by dividing the amount of the payment entitlement by the fair market value of a share of common stock on the exercise date.

The provisions as to the ability to impose conditions to exercise on grant, the duration of the SARs, the exercise procedures (including upon termination of service) and the procedure for early exercise that apply to options granted under the Stock Plan generally apply in the same fashion to SARs.

Restricted stock awards

The Committee may grant to any person eligible under the Stock Plan an award of a number of shares of our common stock, subject to terms, conditions and restrictions as determined by the Committee. Until lapse or release of all forfeiture restrictions applicable to a restricted stock award, either the stock certificates representing the same may be retained by or on behalf of us or, if the certificate for the same bears a restrictive legend, can be held by the participant.

The recipient of a restricted stock award will have all the rights associated with ownership of a share of our common stock, including the right to receive dividends and to vote, provided that any common stock or other securities distributed as a dividend or otherwise as a right associated with ownership of common stock which are subject to a restriction which has not yet lapsed, will be subject to the same restrictions as such restricted common stock.

Common stock which is subject to a restricted stock award may not be assigned, transferred or otherwise dealt with prior to the lapse of the restrictions applicable to such shares.

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Upon expiration or termination of the forfeiture restrictions and the release or satisfaction of any other conditions applying to the restricted stock award, the restricted status of the shares of common stock will cease and the shares of common stock will be delivered to the relevant restricted stock award holder free of the restrictions imposed under the restricted stock awards. All rights of a restricted stock award holder will cease and terminate in the event of a termination of service occurring prior to the expiration of the forfeiture period applicable to the award and satisfaction of all other applicable conditions.

The forfeiture period and/or any conditions set out in the restricted stock award may be waived by the Committee in its absolute discretion.

Change of control

Unless provided otherwise in an award agreement, as of a change in control of Medgenics, all outstanding options and SARs under the Stock Plan will immediately vest and become exercisable and all outstanding restricted shares under the Stock Plan will immediately vest. The change of control provisions contained in the Stock Plan generally do not apply if the relevant participant is associated with the party/ies gaining control of us, to the extent prescribed by the Stock Plan.

Other share-based awards

Other share-based awards, consisting of share purchase rights, restricted stock unit awards, awards of common stock or awards valued in whole or in part by reference to or otherwise based on our common stock, may be granted either alone or in addition to or in conjunction with other awards under the Stock Plan. The terms of any such award will be determined in the sole discretion of the Committee.

Unless otherwise determined in the relative award agreement, such other share-based awards will be subject to the following:

(a)    no sale, assignment, transfer, pledging or other dealing with the relevant common stock may be undertaken until the applicable restriction, performance condition or other deferral period has lapsed; and

(b)   the recipient of the award will be entitled to receive interest, dividends or dividend equivalents with respect to the underlying shares of common stock or other securities covered by the award.

If the vesting of the award is conditional upon achievement of certain performance measurements and a change of control occurs in relation to us then:

(i)    if the actual level of performance, determined by reference to the performance measurement specified in the award agreement, is less than 50% at the time of the change of control, then the award will become vested and exercisable in respect of a proportion of the award where the numerator is equal to the percentage of attainment and the denominator is 50%; and

(ii)  if the actual level of performance, determined by reference to the performance measurement specified in the award agreement, is at least 50% at the time of the change of control, then such award will become fully vested and exercisable.

Adjustments to reflect capital changes

The number and kind of shares subject to outstanding awards, the exercise price for such shares and the number and kind of shares available for awards to be granted under the Stock Plan will automatically be adjusted to reflect any share dividend, sub-division, consolidation, exchange of shares, merger or other change in capitalization with a similar substantive effect upon the Stock Plan or the awards granted under the Stock Plan. The Committee will have the power and sole discretion to determine the amount of the adjustment to be made in each case. If we enter into a merger, outstanding awards will be subject to the terms of the merger agreement or applicable reorganization arrangements and may give rise to the substitution of new awards for awards received under the Stock Plan, acceleration of vesting or expiration or settlement in cash or cash equivalents.

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Amendment and termination of the Stock Plan

Amendment

The Committee may amend the Stock Plan at any time and for any reason, except that no amendment may, without the consent of the participant, materially adversely affect the rights of a participant under an award. Moreover, in general, no amendment of the Stock Plan may (a) materially increase the benefits accruing to participants, (b) materially increase the aggregate number of securities that may be issued, or (c) materially modify the requirements for participation, unless such amendment is approved by a majority of votes cast by the stockholders of our company in accordance with applicable stock exchange rules. Notwithstanding the foregoing, the Committee may amend the Stock Plan as deemed necessary or advisable for the purpose of conforming the Plan or an award to any applicable law. Further, if any award under the Stock Plan would be considered “deferred compensation” under Code Section 409A, the Committee may unilaterally amend the Stock Plan or the applicable award agreement, without the consent of the participant, to avoid the application of, or to maintain compliance with, Code Section 409A.

Termination

The Committee may terminate the Stock Plan at any time and for any reason, except that no such termination may, without the consent of the participant, materially adversely affect the rights of a participant under an award.

No repricing

In general, no adjustment or reduction of the exercise price of any outstanding option or SAR in the event of a decline in our common stock price is permitted without approval by the stockholders of our company.

Clawback policy

 All awards, amounts and benefits received under the Stock Plan will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable company clawback policy or any applicable law.

$1 million limit

Code Section 162(m)

A U.S. income tax deduction for our company generally will be unavailable for annual compensation in excess of $1 million paid to a “covered employee” (our Chief Executive Officer and three other most highly compensated executive officers other than the Chief Financial Officer). However, amounts that constitute “performance-based compensation” under Code Section 162(m) are not counted toward the $1 million limit. It is expected that, generally, options and SARs granted under the Stock Plan will satisfy the requirements for “performance-based compensation.” The Committee may designate whether any stock awards granted to any participant are intended to be “performance-based compensation.” Any such awards designated as intended to be “performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Code Section 162(m).

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Performance measures

The performance measures that may be used for awards designated as intended to be “performance-based compensation” will be based on any one or more of the following performance measures as selected by the Committee: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); expense ratio; efficiency ratio; increase in revenue; operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; book value; overhead; assets; asset quality level; charge offs; regulatory compliance; improvement of financial rating; achievement of balance sheet or income statement objectives; improvements in capital structure; profitability; profit margins; budget comparisons or strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals or goals relating to acquisitions or divestitures. Performance measures may be based on the performance of our company as a whole or of any one or more affiliates, business units of the company or an affiliate or a specific, or group of, product lines, and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. Additionally, in establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

U.S. Federal Income Tax Considerations

The following is a summary of the current U.S. federal income tax consequences that may arise in conjunction with participation in the Stock Plan. The following summary does not constitute tax advice and does not address possible state, local or foreign tax consequences.

Nonqualified stock options

The grant of a nonqualified stock option generally will not result in taxable income to the participant. Except as described below, the participant generally will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and we generally will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive stock options

The grant of an ISO generally will not result in taxable income to the participant. The exercise of an ISO generally will not result in taxable income to the participant, provided that the participant was, without a break in service, an employee of our company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

The excess of the fair market value of the shares at the time of exercise of an ISO over the exercise price generally will be an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the ISO exercise, the participant generally will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the ISO or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price generally will be taxed to the participant as capital gain. A capital loss generally will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant generally will realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we generally will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount generally will be capital gain. If the amount realized is less than the exercise price, the participant generally will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

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Stock appreciation rights

The grant of an SAR generally will not result in taxable income to the participant. Upon exercise of an SAR, the fair market value of shares received generally will be taxable to the participant as ordinary income and we will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock awards

A participant who has been granted a stock award, such as a restricted stock or other share-based award, generally will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder generally will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, generally will also be compensation income to the participant and we will be entitled to a corresponding deduction.

Withholding of taxes

 We are entitled to withhold the amount of any withholding or other tax required by law to be withheld or paid by us in relation to the amount payable and/or shares issuable to an award holder and we may defer payment of cash or issuance of shares upon exercise or vesting of an award unless indemnified to our satisfaction against any liability for any taxes. Subject to approval by the Committee, any withholding obligations may be satisfied (a) through cash payment by the participant; (b) through the surrender of shares of our common stock that the participant already owns or (c) through the surrender of shares of our common stock to which the participant is otherwise entitled under the Stock Plan. The shares withheld from awards may only be used to satisfy our minimum statutory withholding obligation.

Change in Control

Any acceleration of the vesting or payment of awards under the Stock Plan in the event of a change in control of our company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by us.

Tax Advice

The preceding discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Stock Plan. A participant may also be subject to state, local and foreign taxes in connection with the grant of awards under the Stock Plan. We strongly encourage participants to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Vote Required

Assuming a quorum is present, the approval of the proposed amendment to the Stock Plan requires the approval of a majority of the votes cast at the annual meeting. Abstentions will have no effect on this proposal, but will be counted when determining whether there is a quorum present. In the absence of your voting instructions, your broker may not vote your shares in its discretion with respect to the approval of the amendment.

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 Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board recognizes that executive compensation is an important matter for our stockholders. In accordance with SEC rules adopted in accordance with the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), our stockholders are being asked to approve an advisory resolution on the compensation of our Named Executive Officers, as reported in this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, gives you the opportunity to endorse or not endorse our executive compensation program and policies for our Named Executive Officers.

Accordingly, you may vote on the following resolution at the annual meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2013 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion.”

As you consider this Proposal 3, we urge you to read the “Executive Compensation” section of this Proxy Statement for additional details on compensation of the Named Executive Officers.

This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to the Named Executive Officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of the Named Executive Officers. Because your vote is advisory, it will not be binding upon the Board of Directors. The Board of Directors and the Compensation Committee do, however, value the opinions of our stockholders, and will carefully consider the outcome of the vote when making future compensation decisions for executive officers. In particular, to the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

Assuming a quorum is present, the approval of the advisory vote on executive compensation requires the approval of a majority of the votes cast at the annual meeting. Abstentions will have no effect on this proposal, but will be counted when determining whether there is a quorum present. In the absence of your voting instructions, your broker may not vote your shares in its discretion with respect to this proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF
EXECUTIVE COMPENSATION ADVISORY VOTES

As described in Proposal 3, our stockholders are being asked to vote to approve the compensation of our Named Executive Officers, as reported in this Proxy Statement pursuant to the SEC’s compensation disclosure rules. In accordance with the Dodd-Frank Act, Proposal 4 gives you the opportunity to cast a non-binding vote on how often we should include an advisory vote on executive compensation in our proxy materials for future annual or other meetings for which our company must include executive compensation information. Stockholders may vote to have the advisory vote on executive compensation on one of the following three schedules: every year, every two years, or every three years. Stockholders may also abstain from voting.

After careful consideration of this proposal, our Board of Directors determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for our company and therefore recommends a vote for a triennial advisory vote. In reaching its recommendation, our Board considered that a triennial advisory vote would permit our compensation programs to be judged over a period of time. Our Board believes that a well-structured compensation program should include policies and practices that emphasize the creation of stockholder value over the long-term and that the effectiveness of such plans cannot be adequately evaluated on an annual or biennial basis.

The proxy card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of our Board of Directors. Instead, the option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders.

While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee. The Board of Directors and the Compensation Committee do, however, value the opinions of our stockholders and will consider the outcome of this vote when deciding upon the frequency of stockholder votes on executive compensation.

Vote Required

Because Proposal 4 seeks the input of stockholders and provides stockholders with multiple voting options, there is no minimum vote requirement for Proposal 4. Abstentions will have no effect on this proposal, but will be counted when determining whether there is a quorum present. In the absence of your voting instructions, your broker may not vote your shares in its discretion with respect to this proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO HOLD THE NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

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PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected and appointed Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2013. Kost Forer Gabbay & Kasierer audited our consolidated financial statements as of and for the years ended December 31, 2012 and 2011. Although ratification by stockholders is not required by law or by our bylaws, the Audit Committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of Kost Forer Gabbay & Kasierer, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent auditors.

Representatives of Kost Forer Gabbay & Kasierer are not expected to be present at the annual meeting; however, they are expected to be available by telephone to respond to appropriate questions.

Fees

The following table sets forth the aggregate fees billed to us by our principal accountant, Kost Forer Gabbay & Kasierer, for professional services rendered on behalf of our company and its subsidiary for fiscal years 2012 and 2011, as well as all out-of-pocket costs incurred in connection with these services (amounts in thousands).

	2012	2011
Audit Fees	$164,000	$96,000
Audit-Related Fees	47,000	44,000
Tax Fees	37,000	12,000
All Other Fees	6,000	—
Total	$254,000	$152,000

(1)	For 2011, we reported audit fees of $101,000, tax fees of $3,800 and all other fees of $2,400 for total audit fees of $107,200 in our proxy statement for last year’s annual meeting which we subsequently determined were inadvertently incorrect. Such amounts have been corrected in the above table.

Audit Fees. Audit Fees relate to professional services rendered in connection with the audit of our annual financial statements, the review of the semi-annual financial statements included in our regulatory filings on AIM, and audit services provided in connection with other statutory and regulatory filings.

Audit-Related Fees. Audit-Related Fees include amounts for assurance and related services.

Tax Fees. Tax Fees include professional services related to tax compliance, tax advice and tax planning, including, but not limited to, the preparation of federal and state tax returns.

All Other Fees. All Other Fees include professional services related to non-audit related services, primarily relating to Section 404 of the Sarbanes-Oxley Act implementation guidance.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services provided to us by the independent auditors. All of the fiscal year 2011 and 2012 audit and non-audit services were pre-approved by the Audit Committee of our Board of Directors.

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Vote Required

Assuming a quorum is present, the ratification of the appointment of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm requires the approval of a majority of the votes cast at the annual meeting. Abstentions will have no effect on this proposal, but will be counted when determining whether there is a quorum present. In the absence of your voting instructions, your bank, broker or other nominee may vote your shares in its discretion with respect to this proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

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AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that we incorporate it by specific reference.

The undersigned members of the Audit Committee of the Board of Directors of Medgenics, Inc. submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2012 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for Medgenics, Inc. for the fiscal year ended December 31, 2012.

2.	The Audit Committee has discussed with representatives of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, our independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3.	The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2012 be included in Medgenics, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

Submitted by the Audit Committee:

Joel Kanter, Chairman

Alastair Clemow

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OTHER MATTERS BEFORE THE ANNUAL MEETING

The Board of Directors does not know of any other matters that may come before the annual meeting. However, if any other matters are properly presented to the annual meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS OF RECORD WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By Order of the Board of Directors,

Andrew L. Pearlman
Chief Executive Officer and President

San Francisco, California

April 2, 2013

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APPENDIX A

First Amendment

of the

Medgenics, inc.

Stock incentive plan

(as amended and restated effective march 5, 2012)

Whereas, Medgenics, Inc. (the “Company”) maintains the Medgenics, Inc. Stock Incentive Plan (As Amended and Restated Effective March 5, 2012) (the “Incentive Plan”);

Whereas, pursuant to and subject to Section 9.14 of the Incentive Plan, the Board of Directors (the “Board”) of the Company may amend the Incentive Plan at any time;

Whereas, the Board has determined that it is in the best interests of the Company to amend the Incentive Plan to increase the maximum number of shares of the Company’s common stock authorized to be issued under the Incentive Plan by 1,700,000, from 2,478,571 to 4,178,571; and

Whereas, pursuant to Section 9.14 of the Incentive Plan, an amendment that materially increases the aggregate number of shares that may be issued under the Incentive Plan generally must be approved by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules.

Now, therefore, effective as of the date of approval by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules, the Incentive Plan is hereby amended in the following particulars:

1.	The first sentence of Section 4.01 is deleted in its entirety and replaced with the following:

“4.01 Number of Shares. The maximum number of shares authorized to be issued under the Incentive Plan shall be 4,178,571 shares of the Company’s Common Stock (all of which may be granted as Incentive Stock Options); provided, however, that for so long as the Company’s Common Stock is admitted for trading on the Official List of the United Kingdom Listing Authority or on AIM, the market operated by London Stock Exchange plc, on the date of grant of any Award hereunder (the ‘Relevant Grant Date’), the aggregate number of shares in respect of which Awards granted on or after December 4, 2007 and which remain outstanding and unexercised shall not exceed 12% of the number of shares of the Company’s Common Stock issued and outstanding on the Relevant Grant Date.”

2.	In all other respects the Incentive Plan shall remain unchanged and in full force and effect.

[Form of Proxy for U.S. Stockholders]

PROXY	PROXY

MEDGENICS, INC.
555 California Street, Suite 365
San Francisco, California 94104

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEDGENICS, INC.

The undersigned hereby appoints Andrew L. Pearlman and Sol J. Barer, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of Medgenics, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, April 30, 2013 at 10:00 a.m. local time at the offices of Duane Morris LLP, 1540 Broadway, New York, New York 10036, and at any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters.

The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 5, and EVERY THREE YEARS with respect to Proposal 4.

1. Election of Directors:	For	Withhold		For	Withhold

01-Sol J. Barer	☐	☐	02-Eugene A. Bauer	☐	☐

03- Andrew L. Pearlman	☐	☐	04- Joel S. Kanter	☐	☐

05-Stephen D. McMurray	☐	☐	06- Alastair Clemow	☐	☐

07-Isaac Blech	☐	☐	08- Joseph J. Grano, Jr.	☐	☐

2.	To approve the amendment to the Medgenics, Inc. Stock Incentive Plan

For☐	Against☐	Abstain☐

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers

For☐	Against☐	Abstain☐

4.	To indicate, on a non-binding advisory basis, the preferred frequency of future executive compensation advisory votes

Every one year☐	Every two years☐	Every three years☐	Abstain☐

5.	To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013

For☐	Against☐	Abstain☐

6.	In their discretion, as to such other proper business as may come before the meeting and any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 2, 2013, and the 2012 Annual Report to Stockholders.

Dated: , 2013

Signature

Signature if held jointly

Please date this Proxy and sign it exactly as your name or names appear hereon. When shares are held by more than one person, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.

If your address is incorrectly shown, please print changes.

[Form of Proxy for U.K. Stockholders]

Notes

1. Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2. To be valid, this form must be either posted to or delivered by hand to Capita Registrars, PXS, 34 Beckenham Road, Beckenham, Kent BR3 4TU to arrive not less than forty-eight hours before the time of the Annual Meeting of Stockholders.

3. The 'Abstain' option is provided to enable you to abstain on the resolution. However, it should be noted that an 'Abstention' is not a vote in law and will not be counted in the calculation of the proportion of the votes 'For' or 'Against' the resolution.

4. Pursuant to Delaware law and the Company's Amended and Restated Bylaws, only stockholders of record as of the close of business on March 19, 2013 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof. A stockholder must have his/her name entered on the register of stockholders of the Company by 6.00 pm (UK time) on March 19, 2013 in order to be deemed a stockholder of record. Changes to entries on the register of stockholders after this time shall be disregarded in determining the rights of any person to attend or vote at the meeting.

5. Please contact Capita Registrars helpline on 0871 664 0300 or, if telephoning from outside the UK, on +44 20 8639 3399 between 8.30 a.m. and 5.30 p.m. Calls to Capita Registrars' 0871 664 0321 number are charged at 10p per minute (including VAT) plus any of your service provider's network extras. Calls to Capita Registrars' +44 20 8639 3399 number from outside the UK are charged at applicable international rates. Different charges may apply to calls made from mobile telephones and calls may be recorded and monitored randomly for security and training purposes. Capita Registrars cannot provide advice on the merits of the proposed resolutions nor give any financial, legal or tax advice.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

MEDGENICS, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 30, 2013

The undersigned stockholder(s) of Medgenics, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 2, 2013 and the 2012 Annual Report to Stockholders, and hereby appoints Andrew L. Pearlman, our President and Chief Executive Officer, and Sol J. Barer, our Chairman of the Board, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Medgenics, Inc. to be held on April 30, 2013, at 10:00 a.m., local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF ALL OF THE NOMINEES LISTED IN PROPOSAL 1, FOR APPROVAL OF PROPOSALS 2,3 AND 5 AS DESCRIBED IN THE PROXY STATEMENT AND "EVERY THREE YEARS" WITH RESPECT TO PROPOSAL 4 AS DESCRIBED IN THE PROXY STATEMENT AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 1 ,"FOR" PROPOSALS 2,3 AND 5 AND "EVERY THREE YEARS" WITH RESPECT TO PROPOSAL 4 AS DESCRIBED IN THE PROXY STATEMENT.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)

ATTENDANCE CARD

MEDGENICS, INC. - ANNUAL MEETING OF STOCKHOLDERS

You may submit your proxy electronically using the Share Portal service at www.capitashareportal.com.

If not already registered for the Share Portal, you will need your Investor Code below.

We strongly advise that you read the notes on the reverse before completing the proxy card.

To be held at the offices of Duane Morris LLP located at 1540 Broadway, New York, New York, United States

If you wish to attend this meeting in your capacity as a holder of Common Stock, please sign this card and on arrival hand it to the Company's registrars. This will facilitate entry to the meeting.

Signature of person attending

Barcode:

Investor Code:

FORM OF PROXY

MEDGENICS, INC. - ANNUAL MEETING OF STOCKHOLDERS

Bar Code:

Investor Code:

Event Code:

I/We being a stockholder of Medgenics, Inc. hereby appoint Andrew L. Pearlman, our President and Chief Executive Officer, and Sol J. Barer, our Chairman of the Board, or either of them acting singly in the absence of the other as my/our proxy to vote on my/our behalf at the Annual Meeting of Stockholders of the Company to be held on Tuesday, April 30, 2013, at 10:00am, local time, and at any adjournment thereof. I have indicated with a "X" how I/we wish my/our votes to be cast on the following proposals:

PROPOSALS

Please mark "X" to indicate how you wish your voteto be cast

PROPOSAL 1 - Election of Directors	For	Withhold
1.1 To re-elect Sol J. Barer as a Director of the Company.		
1.2 To re-elect Eugene Andrew Bauer as a Director of the Company.		
1.3 To re-elect Andrew Leonard Pearlman as a Director of the Company.		
1.4 To re-elect Joel Stephen Kanter as a Director of the Company.		
1.5 To re-elect Stephen Devon McMurray as a Director of the Company.		
1.6 To re-elect Alastair Clemow as a Director of the Company.		
1.7 To re-elect Isaac Blech as a Director of the Company.		
1.8 To re-elect Joseph J. Grano, Jr. as a Director of the Company.		

PROPOSALS

Please mark "X" to indicate how you wish your vote to be cast

	For	Against	Abstain
PROPOSAL 2 - Approval of Amendment to the Medgenics, Inc. Stock Incentive Plan			
2. To approve the amendment to the Medgenics, Inc. Stock Incentive Plan			
PROPOSAL 3 – Advisory Vote on Executive Compensation			
3. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers.			

PROPOSAL 4 – Advisory Vote on the Frequency of Executive Compensation Advisory Votes	Every 1 Year	Every 2 years	Every 3 years	Abstain
4. To indicate, on a non-binding advisory basis, the preferred frequency of future executive compensation advisory votes.				

Signature

Date